THE STRONG
INTERNATIONAL                           [PIE CHART OF ASSET DIVERSIFICATION]
FUNDS

SEMI-ANNUAL REPORT o APRIL 30, 1997

                       THE STRONG SHORT-TERM GLOBAL FUND
                      -----------------------------------
                       THE STRONG INTERNATIONAL BOND FUND
                      -----------------------------------
                      THE STRONG INTERNATIONAL STOCK FUND
                      -----------------------------------
                          THE STRONG ASIA PACIFIC FUND



                                 [STRONG LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

---------------------------------------1----------------------------------------
                                  HAVE A PLAN.

[PICTURE OF FOLDER LABELED INVESTMENTS]
Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

---------------------------------------2----------------------------------------
                      START INVESTING AS SOON AS POSSIBLE.

[PICTURE OF CLOCK]
Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

---------------------------------------3----------------------------------------
                           DIVERSIFY YOUR PORTFOLIO.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

---------------------------------------4----------------------------------------
                               INVEST REGULARLY.

[PICTURE OF MEMO REMINDER TO INVEST]
Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

---------------------------------------5----------------------------------------
                       MAINTAIN A LONG-TERM PERSPECTIVE.

[PICTURE OF GRAPH SLOPING UPWARD]
For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

---------------------------------------6----------------------------------------
             CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

---------------------------------------7----------------------------------------
              KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO.

[PICTURE OF DOLLAR SIGN]
To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

---------------------------------------8----------------------------------------
                            KNOW WHAT YOU'RE BUYING.

[PICTURE OF MAGNIFYING GLASS]
Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

THE STRONG
INTERNATIONAL
FUNDS

SEMI-ANNUAL REPORT o APRIL 30, 1997


                                TABLE OF CONTENTS


INVESTMENT REVIEWS
     The Strong Short-Term Global Bond Fund ...............................2

     The Strong International Bond Fund ...................................4

     The Strong International Stock Fund ..................................6

     The Strong Asia Pacific Fund .........................................8


FINANCIAL INFORMATION
     Schedules of Investments in Securities

         The Strong Short-Term Global Bond Fund ..........................10

         The Strong International Bond Fund ..............................12

         The Strong International Stock Fund .............................14

         The Strong Asia Pacific Fund ....................................18

     Statements of Assets and Liabilities ................................21

     Statements of Operations ............................................22

     Statements of Changes in Net Assets .................................23

     Notes to Financial Statements .......................................24


FINANCIAL HIGHLIGHTS .....................................................27

THE STRONG SHORT-TERM GLOBAL BOND FUND

WE CONFRONTED TWO QUITE DIFFERENT SETS OF CONDITIONS OVER THE PAST SIX MONTHS.

The Strong Short-Term Global Bond Fund seeks total return by investing for a high level of income with a low-degree of share-price fluctuation. The Fund invests primarily in investment-grade debt obligations of U.S. and foreign issuers. The Fund has an average effective portfolio maturity of three years or less.


CONTINUED OUTPERFORMANCE AGAINST OUR BENCHMARK
For the six months ended April 30, 1997, the Fund posted a total return of 3.94%. This places it well ahead of its benchmark, the Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged), which returned 2.71% for the same period. We also outperformed our competition as measured by the Lipper Short World Multi-Market Income Average, which returned 1.62%.*(1)

====================================================
                  TOP FIVE COUNTRIES
           Based on net assets as of 4-30-97
====================================================

COUNTRY                            % OF NET ASSETS
----------------------------------------------------
United States                           43.0%
 ....................................................
Indonesia                               22.4%
 ....................................................
New Zealand                             6.1%
 ....................................................
Lebanon                                 5.6%
 ....................................................
Argentina                               3.1%
 ....................................................
Please see the Schedule of Investments in Securities
for a complete listing of the Fund's portfolio.
====================================================

We confronted two quite different sets of conditions over the past six months. In the final months of 1996 and into the first weeks of 1997, global markets were strong overall, with the major countries consistently posting lower yields. Low to modest inflation, coupled with weak economic growth outside the U.S., primarily drove the markets. The prevailing lower yields drove many income-oriented investors to non-investment grade issues, corporate bonds, and Asian issues, boosting those markets.


CHALLENGING CONDITIONS COME INTO PLAY
In mid to late February, however, those generally positive trends came to a halt. First, when Federal Reserve Board Chairman Alan Greenspan gave clear warnings that the Fed would raise interest rates, and then when the Fed actually took that step in late March, a selloff in global bond markets ensued. Hardest hit were the North American markets, as the impact of the rate hike was most immediate there. Lower-quality and emerging markets also suffered, as many investors responded to the less-certain environment by moving toward issues from higher-quality and more established markets.

A similar flight to quality affected European markets, but for different reasons. There, concerns that higher-yielding countries such as Spain and Italy might not be prepared for the European Monetary Union (EMU)--as well as general uncertainty about the start-up of the EMU--led investors to favor bonds from established, higher-quality countries such as Germany, France, and the United Kingdom.

Although the spring was a volatile period for global bond markets, by the end of April the situation appeared to be settling down considerably.


ACTIVE MANAGEMENT IN AN UNEVEN MARKET
At the beginning of the Fund's fiscal year in November, its duration was neutral relative to its benchmark index. We had overweighted positions in Australia, New Zealand, and Canada, and had about 20% of assets in non-investment grade issues. These positions contributed to the Fund's previous outperformance.

Given our outlook for rising interest rates in many markets, we chose to bring our conservative interest-rate positioning back still further. In addition, we reduced our position in Europe, as well as in the dollar-bloc countries of Australia, New Zealand, and Canada. This was a response both to the fact that rallies had left these markets fully valued, and to signs of rising interest rates. We also increased the Fund's credit-quality profile by selling long-duration emerging-markets debt, and by underweighting bonds from Italy and other higher-yielding European markets.

================================================================================
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                                  As of 4-30-97
================================================================================
                                       LIPPER SHORT    SALOMON BROTHERS 1-3 YEAR
                STRONG SHORT-TERM   WORLD MULTI-MARKET    WORLD GOVERNMENT BOND
TIME PERIOD     GLOBAL BOND FUND     INCOME AVERAGE*    INDEX (CURRENCY HEDGED)*
--------------------------------------------------------------------------------
1-YEAR                9.29%               6.84%                  7.10%
 ................................................................................
3-YEAR                9.03%               4.65%                  7.11%
 ................................................................................
SINCE INCEPTION
 (on 3-31-94)         9.13%               4.48%                  6.87%
 ................................................................................
Please note that the Lipper index contains "pure" emerging markets funds as well as international bond funds, and includes both hedged and unhedged funds.
================================================================================

OUTLOOK
Overall, we are quite defensive in our portfolio strategies, and even bearish in our interest-rate outlook. For the immediate future, we intend to maintain and even extend our conservative posture. We plan to further reduce our exposure to non-investment grade issues, and should inflationary pressures build in the U.S. market, we will cut our exposure to interest rate risk.

Please keep in mind that the Fund's share price and returns will fluctuate with changes in bond market conditions, currency values, interest rates, foreign government regulations and economic and political conditions in countries in which the Fund invests. These risks are intensified in emerging markets. For long-term investors, however, we believe these risks are outweighed by the benefits of global investing--namely, higher return potential and lower overall portfolio risk through diversification than a pure U.S. portfolio could offer.

We appreciate your investment in the Strong Short-Term Global Bond Fund, and we look forward to earning your continued confidence.

Sincerely,


/s/Shirish T. Malekar
Shirish T. Malekar
Portfolio Manager
[PHOTO OF SHIRISH T. MALEKAR]


================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 3-31-94 to 4-30-97
================================================================================
[GRAPH]

                                Salomon Brothers 1-3 Year    Lipper Short World
        THE STRONG SHORT-TERM     World Government Bond         Multi-Market
          GLOBAL BOND FUND       Index (Currency Hedged)*     Income Average*

3-94           10,000                   10,000                     10,000
12-94          10,513                   10,153                      9,745
12-95          11,612                   11,286                     10,501
12-96          12,775                   12,088                     11,433
4-97           13,092                   12,275                     11,445


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged) and the Lipper Short World Multi-Market Income Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

======================================
      PORTFOLIO STATISTICS
          As of 4-30-97
======================================

30-DAY ANNUALIZED YIELD(2)   7.68%

AVERAGE CREDIT QUALITY(3)    A

AVERAGE MATURITY(4)          1.5 YEARS
======================================

--------------------------------------------------------------------------------
* The Salomon Brothers 1-3 Year World Government Bond Index (Currency Hedged) is an unmanaged index generally representative of short-term, global fixed income government securities. The Lipper Short World Multi-Market Income Average represents funds that invest in non-U.S. dollar and U.S. dollar debt instruments and, by policy, keeps a dollar-weighted average maturity of less than five years. Source of the Salomon index data is Salomon Brothers. Source of the Lipper data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

2 As of April 30, 1997, the Advisor was temporarily waiving fees of 0.295%. Otherwise, the Fund's yield would have been 7.39% and the total return would have been lower. Yields are historical, do not represent future yields, and will vary.

3 For the purposes of the average, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

4    The Fund's average maturity includes the effect of futures and options.

THE STRONG INTERNATIONAL BOND FUND

IN A DIFFICULT MARKET, WE WERE ABLE TO STAY AHEAD OF OUR BENCHMARK.

The Strong International Bond Fund seeks high total return by investing for both income and capital appreciation. The Fund invests primarily in non-dollar-denominated, investment-grade debt obligations of foreign issuers. Normally its average effective maturity will range from four to nine years.

===================================
  ASSETS BY CREDIT-QUALITY RATING
 Based on net assets as of 4-30-97
===================================
[PIE CHART]

AAA                       40.6%
AA                        12.4%
A                          2.1%
BBB                        1.9%
BB                        10.7%
Short-Term Investments    32.3%

Includes non-rated securities which
have been determined to be of
equivalent quality as those rated.
===================================


==========================================
          TOP FIVE COUNTRIES
   Based on net assets as of 4-30-97
==========================================

COUNTRY                % OF NET ASSETS
------------------------------------------
Japan                        22.5%
 ..........................................
Germany                      15.1%
 ..........................................
Italy                        13.1%
 ..........................................
France                       11.1%
 ..........................................
New Zealand                  10.4%
 ..........................................
Please see the Schedule of Investments in
Securities for a complete listing of the
Fund's portfolio.
==========================================


THE PAST SIX MONTHS
We confronted two quite different sets of conditions over the past six months. In the final months of 1996 and into the first weeks of 1997, global markets were strong overall, with the major countries consistently posting lower yields. Low to modest inflation, coupled with weak economic growth outside the U.S., primarily drove the markets. The prevailing lower yields drove many income-oriented investors to non-investment grade issues, corporate bonds, and Asian issues, boosting those markets.

In mid to late February, however, those generally positive trends came to a halt. First when Federal Reserve Board Chairman Alan Greenspan gave clear warnings that the Fed would raise interest rates, and then when the Fed actually took that step in late March, a selloff in global bond markets ensued. Hardest hit were the North American markets, as the impact of the rate hike was most immediate there. Lower-quality and emerging markets also suffered, as many investors responded to the less-certain environment by moving toward issues from higher-quality and more established markets.

A similar flight to quality affected European markets, but for different reasons. There, concerns that higher-yielding countries such as Spain and Italy might not be prepared for the European Monetary Union--as well as general uncertainty about the start-up of the EMU--led investors to favor bonds from established, higher-quality countries such as Germany, France, and the United Kingdom.

Although the spring was a volatile period for global bond markets, by the end of April the situation appeared to be settling down considerably. In this difficult market, we were able to stay ahead of our benchmark, the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged). For the six months ended April 30, 1997, we posted a total return of -5.99%, while the Index returned -7.29%.*(1)


================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS(1)
                                  As of 4-30-97
================================================================================
                                                       SALOMON BROTHERS NON-U.S.
            STRONG INTERNATIONAL LIPPER INTERNATIONAL    WORLD GOVERNMENT BOND
TIME PERIOD       BOND FUND      INCOME FUNDS INDEX*  INDEX (CURRENCY UNHEDGED)*
--------------------------------------------------------------------------------
1-YEAR             0.26%               5.04%                   -2.07%
 ................................................................................
3-YEAR             8.36%               7.34%                    5.87%
 ................................................................................
SINCE INCEPTION
 (on 3-31-94)      8.90%               6.87%                    5.93%
 ................................................................................

Please note that the Lipper index contains "pure" emerging markets funds as well as international bond funds, and includes both hedged and unhedged funds.
================================================================================

POSITIONING FOR AN UNEVEN MARKET
At the beginning of the Fund's fiscal year in November, its duration was slightly longer than the benchmark index's. We had overweighted positions in New Zealand and Canada, and had about 15% of assets in non-investment grade issues. These positions contributed to the Fund's previous outperformance.

To address changing conditions, near the beginning of 1997 we had brought the Fund's duration in to a neutral position relative to the benchmark's. We also sold long-duration emerging-markets debt, and underweighted bonds from Italy and other high-yielding European markets.

In making changes to the portfolio, we followed our top-down approach to the world's debt markets. Our investment decisions are driven by a long-term, secular outlook -- though our research flows all the way through to invidiual sectors and securities.


OUTLOOK
We anticipate that global bond markets will continue to present a challenging investment environment, though one not without opportunities. For the foreseeable future, we intend to maintain our defensive portfolio strategies as well as our neutral exposure to interest-rate risk.

Please keep in mind that the Fund's returns will fluctuate with changes in bond market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Fund invests. These risks are intensified in emerging markets.

For long-term investors, however, we believe these risks are outweighed by the benefits of global investing--namely, higher return potential and lower overall portfolio risk through diversification than a pure U.S. portfolio could offer.

We appreciate your investment in the Strong International Bond Fund, and we look forward to earning your continued confidence.

Sincerely,


/s/Shirish T. Malekar
Shirish T. Malekar
Portfolio Manager
[PHOTO OF SHIRISH T. MALEKAR]


================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 3-31-94 to 4-30-97
================================================================================
[GRAPH]
                                    Salomon Brothers          Lipper
               THE STRONG            Non U.S.-World        International
              INTERNATIONAL       Government Bond Index    Income Funds
               BOND FUND           (Currency Unhedged)*       Index*

3-94             10,000                 10,000                10,000
12-94            10,866                 10,396                 9,387
12-95            12,937                 12,428                11,700
12-96            13,966                 12,938                12,783
4-97             13,005                 11,943                12,272

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged) and the Lipper International Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================


=========================================
         PORTFOLIO STATISTICS
             As of 4-30-97
=========================================

30-DAY ANNUALIZED YIELD(2)     7.93%

AVERAGE CREDIT QUALITY(3)      AA

AVERAGE MATURITY(4)            5.6 YEARS
=========================================


--------------------------------------------------------------------------------
* The Salomon Brothers Non-U.S. World Government Bond Index (Currency Unhedged) is an unmanaged index generally representative of liquid, non-U.S. fixed income government securities. The Lipper International Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Salomon index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

2 As of April 30, 1997, the Advisor was temporarily waiving fees of 0.70% and absorbing expenses of 0.24%. Otherwise, the Fund's yield would have been 6.99% and the total return would have been lower. Yields are historical, do not represent future results, and will vary.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

4    The Fund's average maturity includes the effect of futures and options.

THE STRONG INTERNATIONAL STOCK FUND

EUROPE--PARTICULARLY EASTERN EUROPE--AND LATIN AMERICA HAVE BEEN DOMINANT AMONG WORLD MARKETS.

The Strong International Stock Fund pursues capital growth by investing primarily in the stocks of companies based outside the United States. The Fund provides access to growth opportunities worldwide that may offer greater return potential than U.S. companies.

For the six months ended April 30, 1997, the Fund posted a total return of 6.30%. That result far outpaces the Morgan Stanley Europe, Australasia, and Far East (EAFE) Index, which returned 1.57% over the same period.*(1)


==========================================
          TOP FIVE COUNTRIES
   Based on net assets as of 4-30-97
==========================================

COUNTRY                % OF NET ASSETS
------------------------------------------
Japan                         8.9%
 .....................................
Australia                     6.4%
 ....................................
Italy                         5.3%
 ....................................
Singapore                     4.6%
 ....................................
Germany                       4.5%
 ....................................

Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.
==========================================


==========================================
       FIVE LARGEST STOCK HOLDINGS
    Based on net assets as of 4-30-97
==========================================
                               % OF
SECURITY                     NET ASSETS
------------------------------------------
Guinness Peat Group PLC         1.2%
 ..........................................
Volkswagen AG                   1.0%
 ..........................................
Normandy Mining, Ltd.           0.9%
 ..........................................
Hong Kong Land Holdings, Ltd.   0.9%
 ..........................................
IFI Istituto Finanziario
 Preferred                      0.9%
 ..........................................

Please see the Schedule of Investments
in Securities for a complete  listing
of the Fund's portfolio.
==========================================


SOME IMPROVEMENT IN AN UNEVEN MARKET
Over the period, international markets enjoyed slightly better performance than they had in preceding months. There's still a lack of broad strength, though, with most of the improvement being found in selected areas of Europe and in emerging markets.

Europe--particularly eastern Europe--and Latin America have been dominant among world markets. In keeping, the Fund is now active in an ever-broadening variety of emerging markets. Russia, Egypt, and selected nations in Africa are examples of newer markets that have worked well for the Fund over recent months.

In Europe's more mature economies, we've identified some restructuring firms that have performed well. Phillips Electronics and Volkswagen are two notable examples that have benefited the portfolio.

At the other end of the spectrum, much of the weakness we're encountering remains in the Asian markets. There are, however, great disparities among the countries in that region. There have been pockets both of strong performance, such as Indonesia and Taiwan, and of particular weakness, as in Korea and Thailand.


APPLYING OUR COMPANY-FOCUSED STRATEGY
To cope with this market, we continued to apply our bottom-up, stock-picking approach. We focus primarily on the strength and potential of individual companies when considering stocks, rather than the positive or negative attributes of individual countries or industries. That doesn't mean that we don't consider global economic climates in making our decisions--and in as choppy an environment as international markets have been facing, we have been paying somewhat more attention to them than is usually the case. The markets have rewarded stock-pickers of late, as evidenced by our placement relative to the Morgan Stanley EAFE Index.

By and large,  our individual  company  choices drive the Fund's overall country allocation; we don't peg our country weightings to any index or benchmark. Sometimes these choices do follow a strong theme, however. For example, while in the past we trimmed our position in Japanese stocks, we currently are building our Japanese weighting up again. (On the whole, though, our Asian weighting is smaller than it was before.) The size, diversity, and character of the Japanese market give it some attractiveness, aided by a slightly stronger yen. Nonetheless, it's still not a cheap market, and as we look for new issues for the Fund, we usually can find better opportunities elsewhere.


FINDING PERFORMANCE OFF THE BEATEN PATH
Because the markets aren't providing us with any dramatic, macroeconomic trends to latch onto, we're adding value by focusing our attention on fairly atypical firms. These are companies that succeed because of their own inherent qualities, rather than any broad economic themes. Although these firms are not necessarily small in size, they do represent individualized niche plays.

To allow us to identify these out-of-the-ordinary stocks, we meet with executives from hundreds of companies in dozens of countries each year. In addition to our own direct research, we tap into a worldwide network of contacts that provides us with information to consider on many more stocks.


OUTLOOK
Flows of investment dollars into foreign markets have been sporadic and selective. We anticipate, however, that more consistent investor interest in support of foreign markets will take hold in the future. As more investors gain experience, they are likely to be more willing--even eager--to diversify. It's becoming ever more clear that even a strong Wall Street doesn't provide everything an investor needs for a long-term portfolio. Further, adding international investments to a U.S.-focused portfolio offers the potential to increase returns and lower overall portfolio volatility. The leveling off of the stronger dollar could also draw more money abroad, as currency risk could become less acute.

Of course, this Fund is likely to be more volatile than a fund that invests solely in U.S. stocks. Changes in market conditions, currency values, interest rates, local regulations, and economic and political conditions can have quick, sharp impact on foreign markets. Given the value currently available internationally, however, we believe foreign equities offer long-term investors an attractive opportunity.

Thank you for your investment in the Strong International Stock Fund. We look forward to earning your continued confidence.

Sincerely,




/s/ Anthony L.T. Cragg
Anthony L.T. Cragg
Portfolio Manager
[PHOTO OF ANTHONY L.T. CRAGG]


================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 3-4-92 to 4-30-97
================================================================================
[GRAPH]
               THE STRONG                        Lipper
              INTERNATIONAL       MSCI       International
               STOCK FUND         EAFE*     Income Funds Index*

 2-92             10,000         10,000          10,000
12-92              9,819          9,484           9,495
12-93             14,508         12,572          13,215
12-94             14,282         13,550          13,118
12-95             15,399         15,069          14,433
12-96             16,660         15,980          16,515
4-97              17,277         15,813          17,004

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE(TM)") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of March 1992.
================================================================================


================================
       AVERAGE ANNUAL
       TOTAL RETURNS(1)
        As of 4-30-97
================================

  1-YEAR              -1.00%

  3-YEAR               5.72%

  5-YEAR              11.47%

SINCE INCEPTION
  (on 3-4-92)         11.18%

================================

--------------------------------------------------------------------------------
* The MSCI EAFE(TM) is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE(TM) data is dollar-adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

THE STRONG ASIA PACIFIC FUND

THE MARKETS IN THIS REGION HAVE FOR THE MOST PART SLOWED DOWN, BUT IN THE PROCESS THEY HAVE MATURED CONSIDERABLY.

The Strong Asia Pacific Fund seeks capital growth. The Fund invests primarily in the equity securities of issuers located in Asia or the Pacific Basin.

For the first half of the Fund's fiscal year--the six months ended April 30, 1997--turbulent markets in the Asia/Pacific region led us to adopt a relatively defensive stance. The Fund's total return for the six months was -0.65%. Although that small loss puts it somewhat behind the Morgan Stanley Asia Pacific Index's return of 0.72%, it's ahead of the average return for our peer group of funds, as measured by the Lipper Pacific Region Funds Index, which registered a return of -2.62%.*(1)

====================================
        TOP FIVE COUNTRIES
  Based on net assets as of 4-30-97
====================================
COUNTRY            % OF NET ASSETS
------------------------------------
Australia                    14.2%
 ....................................
Japan                        12.2%
 ....................................
New Zealand                  10.2%
 ....................................
Singapore                     8.8%
 ....................................
Indonesia                     5.6%
 ....................................

Please see the Schedule of Investments
in Securities for a complete  listing
of the Fund's portfolio.
=====================================


=====================================
    FIVE LARGEST STOCK HOLDINGS
 Based on net assets as of 4-30-97
=====================================
SECURITY              % OF NET ASSETS
-------------------------------------
Guinness Peat Group PLC       2.0%
 .....................................
Sydney Aquarium, Ltd.         1.8%
 .....................................
Hong Kong Land Holdings, Ltd. 1.4%
 .....................................
Normandy Mining, Ltd.         1.4%
 .....................................
Novus Petroleum, Ltd.         1.4%
 .....................................

Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.
=====================================

LOOKING FOR POSITIVES IN A DIFFICULT MARKET
The turbulence that marked the Asia Pacific market for most of the second half of the Fund's previous fiscal year--the months from June through October 1996--has continued into this year. Political worries in certain markets have precipitated some of the losses. Others were attributable to a continued cooling off of earnings and exports throughout the region.

The markets in this region have for the most part slowed down, but in the process they have matured considerably. In the short term, this cooling off of past exuberance is somewhat painful, but in the long term it should prove more comfortable as growth settles into sustainable levels.

Although we and others often talk about the region as a whole, the fact is that Asia won't all move together. Despite the region's overall weakness, there have been pockets of good performance, such as Indonesia and Taiwan. On the other hand, there are markets such as those in Korea and Thailand that have proved particularly dismal, although we feel Korea may be due for some recovery.

APPLYING OUR COMPANY-FOCUSED STRATEGY
In managing the Fund, we generally apply a bottom-up strategy--that is, we focus primarily on the strength and potential of individual companies when considering stocks, rather than the positive or negative attributes of individual countries or industries. That doesn't mean that we don't consider global economic climates in making our decisions--and in as difficult an environment as the region has been facing, we have been paying somewhat more attention to them than is usually the case. Nonetheless, we remain willing to look for financially sound, well-managed companies in areas others might bypass. Such companies can operate below the parapet--that is, their strength can allow them to avoid the effects of problems at the national level.

By and large, individual company choices drive the Fund's overall country allocation; we don't peg our country weightings to any index or benchmark. Sometimes these choices do follow a strong theme, however. For example, in the past we trimmed our position in Japanese stocks, but we currently are building our Japanese weighting up again. The size, diversity, and character of the Japanese market give it some attractiveness, aided by a slightly stronger yen. Nonetheless, it's still not a cheap market, and as we look for new issues for the Fund, we usually can find better opportunities elsewhere.

To allow us to make appropriate stock purchases for the Fund, we meet with executives from hundreds of companies in dozens of countries each year. In addition to our own direct research, we tap into a worldwide network of contacts that provides us with information to consider on many more stocks.

OUTLOOK
Although Asian markets have not been entirely favorable for the past several months, we believe there is reason for a positive outlook. Growth in several of these markets remains quite strong, and stock valuations have descended to what are in many cases very attractive levels. That gives us the opportunity to buy good-quality companies at low prices.

That said, it's reasonable to expect the Asia Pacific market to be rather volatile for the foreseeable future. Flows of investment dollars into and out of the region tend to be very extreme--with all rushing in, then back out, in droves. Given the nature of international investing in general, and emerging-markets investing in particular, that scenario is not likely to change in the short term. In following that all-in, all-out pattern, the financial markets have overreacted to problems in Asia. We believe these problems are more in the nature of a bad flu, not a terminal illness, and that the markets are due to catch up with reality in the not-too-distant future.

Of course, because of the markets this Fund invests in, it is likely to be more volatile than a purely domestic investment. Changes in market conditions, currency values, interest rates, and economic and political changes in the U.S. and abroad can greatly affect this Fund's share price. The Fund's concentration in a single geographic area, along with its investment in less-developed markets, also magnify its risk. Given the current value and growth potential in international markets, however, we believe foreign stocks offer long-term investors a substantial opportunity.

Thank you for your investment in the Strong Asia Pacific Fund. We look forward to earning your continued confidence.

Sincerely,



/s/ Anthony L.T. Cragg
Anthony L.T. Cragg
Portfolio Manager
[PHOTO OF ANTHONY L.T. CRAGG]


================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-93 to 4-30-97
================================================================================
[GRAPH]
               THE STRONG                             Lipper Pacific
              ASIA PACIFIC FUND         MSCI AP*     Region Funds Index*

12-93             10,000                10,000            10,000
12-94              9,473                 8,772             9,475
12-95             10,035                 9,305             9,729
12-96             10,246                10,388             9,980
 4-97             10,021                10,040             9,566

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Morgan Stanley Capital International AC Asia Pacific Free ex-Japan Index ("MSCI AP") and the Lipper Pacific Region Funds Index . Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

=================================
        AVERAGE ANNUAL
        TOTAL RETURNS(1)
         As of 4-30-97
=================================

     1-YEAR       -11.50%

     3-YEAR         0.64%

SINCE INCEPTION
 (on 12-31-93)      0.06%
=================================


--------------------------------------------------------------------------------
* The MSCI AP Index is an unmanaged index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. MSCI AP data is dollar-adjusted. The Lipper Pacific Region Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Bloomberg. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

SCHEDULES OF INVESTMENTS IN SECURITIES                April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG SHORT-TERM GLOBAL BOND FUND
                                                 SHARES OR       VALUE
                                                 PRINCIPAL     (NOTE 2)
                                                  AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS 9.0%
INDONESIA 6.2%
APP International Finance Floating Rate
  Notes, 8.125%, Due 6/25/99                       500 USD      $   489
Polysindo EKA Perkasa PT, Zero %,
  Due 7/14/98                                    5,000 USD        4,475
                                                                -------
                                                                  4,964
MEXICO 0.7%
Imexsa Export Trust Senior Structured
  Pass-Thru Certificates, Series 1996-1,
  10.125%, Due 5/31/03 (Acquired 5/22/96;
  Cost $500) (d)                                   500 USD          518

NETHERLANDS 0.8%
Deutsche Finance BV Bank Guaranteed Senior
  Notes, Zero %, Due 5/27/27 (Acquired
  4/02/97; Cost $665) (d)                      100,000 ZAR          663

UNITED STATES 1.3%
Bank of Boston Corporation Subordinated
  Floating Rate Notes, 5.625%, Due 2/28/01            $100          100
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 10.875%, Due 4/15/02             500          526
Viacom International, Inc. Reset Notes, 8.75%,
  Due 5/15/01 (Rate Reset Effective 5/15/98)           450          460
                                                                -------
                                                                  1,086
                                                                -------
TOTAL CORPORATE BONDS (COST $7,214)                               7,231

GOVERNMENT & AGENCY ISSUES 25.1%
ARGENTINA 2.9%
Republic of Argentina BOCON Previsional 4
  Floating Rate Notes, 5.625%, Due 9/01/02       1,857 USD        1,719
Republic of Argentina Bote 10 Floating Rate
  Notes, 5.625%, Due 4/01/00                       549 USD          629
                                                                -------
                                                                  2,348
AUSTRALIA 2.6%
Australian Government Bonds, 12.00%,
  Due 7/15/99                                    2,400 AUD        2,082

BRAZIL 1.0%
Republic of Brazil IDU Debentures, 8.75%,
  Due 1/01/01                                      870 USD          854

DENMARK 0.6%
Kingdom of Denmark Notes, 9.00%, Due 11/15/00    3,000 DKK          515

FINLAND 2.0%
Government of Finland Bonds, 10.00%,
  Due 9/15/01                                    7,000 FIM        1,610

FRANCE 1.5%
Government of France Debentures:
  7.00%, Due 10/12/00                            2,900 FRF          540
  8.50%, Due 11/25/02                            3,000 FRF          602
                                                                -------
                                                                  1,142
GERMANY 1.2%
Republic of Germany Debentures, Series 90,
  8.875%, Due 12/20/00                           1,500 DEM          996

IRELAND 1.2%
Government of Ireland Debentures, 9.25%,
  Due 7/11/03                                      570 IEP          986

ITALY 0.9%
Government of Italy Debentures, 12.00%,
  Due 1/01/02                                1,000,000 ITL          693


NEW ZEALAND 6.1%
Government of New Zealand Notes, 8.00%,
  Due 7/15/98                                    7,100 NZD        4,953

PANAMA 2.1%
Republic of Panama Floating Rate Notes,
  6.5469%, Due 5/14/02                           1,692 USD        1,675

SWEDEN 0.7%
Government of Sweden Debentures, 13.00%,
  Due 6/15/01                                    3,500 SEK          557

UNITED KINGDOM 0.5%
Government of United Kingdom Treasury Notes,
  7.25%, Due 3/30/98                               250 GBP          408

UNITED STATES 1.8%
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Adjustable Rate Mortgage
  Certificates, Pool #365418, 7.285%,
  Due 1/01/23                                        $ 796          824
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  10.50%, Due 8/01/20                                  572          629
                                                                -------
                                                                  1,453
                                                                -------
TOTAL GOVERNMENT & AGENCY ISSUES
  (COST $20,590)                                                 20,272

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 28.1%
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates:
  Series 1988-3, Class A-2, 9.00%, Due 4/01/18         434          438
  Series 1990-17, Class M, 9.50%, Due 11/25/20         312          317
  Series 1993-3, Class B1, 7.00%, Due 3/25/08
  (Acquired 10/23/96; Cost $962) (d)                   976          953
Collateralized Mortgage Obligation Trust, Series 14,
  Class Z, 8.00%, Due 1/01/17                          933          938
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.4364%, Due 1/25/22       1,835        1,868
  Series 1991-3, Class A1, 7.3976%, Due 2/20/21      1,880        1,906
  Series 92-Q4, Class A-2, 7.1039%, Due 7/25/22        975          985
First Boston Mortgage Securities Corporation
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1994-MHC1, Class C, 6.725%, Due 4/25/11       500          502
GE Capital Mortgage Services, Inc. Real Estate
  Mortgage Investment Conduit MC Pass-Thru
  Certificates, Series 1994-11, Class A3, 5.90%,
  Due 3/25/24                                          223          223
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-1, Class D, 6.7875%, Due 3/01/07
  (Acquired 2/21/97; Cost $2,000) (d)                2,000        2,006
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.50%,
  Due 8/17/23                                           62           62
Mortgage Obligation Structured Trust Pass-Thru
  Certificates, Series 1993-1, Class A-1, 6.35%,
  Due 10/25/18                                         219          218
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1992-6, Class A-3, 7.6871%, Due 1/25/26     1,307        1,330
  Series 1992-6, Class B-9, 6.5475%, Due 11/25/26      571          573
  Series 1992-15, Class B-7, 6.705%, Due 7/25/27     1,743        1,755
  Series 1992-16, Class A-4, 7.5569%, Due 8/25/22       31           31


                       See notes to financial statements.
10

--------------------------------------------------------------------------------
STRONG SHORT-TERM GLOBAL BOND FUND (continued)
                                                 SHARES OR       VALUE
                                                 PRINCIPAL     (NOTE 2)
                                                  AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
  Series 1992-16, Class B-3, 10.6454%,
  Due 5/25/24                                       $1,500      $ 1,566
  Series 1995-1, Class B-5, 6.8440%, Due 10/25/28      408          410
Ryland Mortgage Securities Corporation Senior
  Mortgage Partnership Variable Rate Securities,
  89-1, Class 1A, Perpetual Savings Bank, 7.7672%,
  Due 2/25/19                                          971          965
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities:
  Series 1990-C1, Class A, 6.2225%, Due 10/25/20       991          982
  Series 1991-1, 7.3307%, Due 3/25/20                1,146        1,161
  Series 1992-3, Class A-2, 7.4258%, Due 6/25/20     1,033        1,040
Southern Pacific Thrift & Loan Association
  Commercial Mortgage Variable Rate Pass-Thru
  Certificates, Series 1996-C1, Class C, 6.6875%,
  Due 4/25/28 (Acquired 9/26/96; Cost $1,463) (d)    1,500        1,506
Structured Asset Securities Corporation Variable
  Rate Multiclass Pass-Thru Certificates,
  Series 1996-C1, Class D, 6.6875%, Due 10/25/10
  (Acquired 9/27/96; Cost $995) (d)                  1,000        1,000
                                                                -------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $22,648)                                      22,735

OPTIONS 0.0%
GERMANY
Merrill Lynch Deutsche-Mark Currency Options
  (Strike price is equal to the daily exchange rate,
  currently 1.7307.  Expiration date is 7/14/97.)
  (COST $30)                                         8 DEM           10

PREFERRED STOCKS 2.6%
AUSTRALIA 0.9%
National Australia Bank Convertible 7.875%          27,000          716

UNITED STATES 1.7%
First International Funding Company 3.50%
  (Acquired 9/10/96; Cost $1,403) (d)                  140        1,396
                                                                -------
TOTAL PREFERRED STOCKS (COST $2,078)                              2,112

SHORT-TERM INVESTMENTS (a) 41.7%
COMMERCIAL PAPER 16.3%
DISCOUNTED 16.2%
INDONESIA
Asia Pulp & Paper Company, Ltd.:
  Due 8/18/97 (Acquired 4/16/97;
  Cost $1,235) (d)                           3,000,000 IDR        1,188
  Due 12/08/97                               6,000,000 IDR        2,256
  Due 3/19/98                                6,000,000 IDR        2,169
Polysindo EKA Perkasa PT:
  Due 7/08/97                                5,000,000 IDR        1,992
  Due 3/18/98                                7,000,000 IDR        2,514
Texmaco Jaya PT, Due 5/05/97                     3,000 USD        3,000
                                                                -------
                                                                 13,119
INTEREST BEARING, DUE UPON DEMAND 0.1%
United States Cayman Eurodollar Call Deposit,
  4.50%                                                $80           80
                                                                -------
Total Commercial Paper                                           13,199

CORPORATE BONDS 2.1%
BRAZIL 0.8%
Petroleo Brasileiro SA Eurodollar, Zero %,
  Due 5/23/97                                      600 USD          597

MEXICO 0.6%
Banco Nacional Comerciio de Exterior Floating Rate
  Notes, 10.6289%, Due 6/23/97 (Acquired 6/15/95;
  Cost $500) (d)                                   500 USD          503

THAILAND 0.7%
Krungthai Thanakit PCL, Zero %, Due 5/21/97     15,000 THB          572
                                                                -------
Total Corporate Bonds                                             1,672

GOVERNMENT & AGENCY ISSUES 1.6%
ARGENTINA 0.2%
Republic of Argentina Bote 2, 5.4375%,
  Due 9/01/97                                      199 USD          197

RUSSIA 1.2%
Russia Sovereign Risk Notes, Zero %,
  Due 6/18/97                                    1,000 USD          980

UNITED STATES 0.2%
United States Treasury Bills, Due 5/08/97 (c)         $150          150
                                                                -------
Total Government & Agency Issues                                  1,327

TIME DEPOSITS 21.7%
CHILE 1.9%
Citibank Time Deposit (with Chilean Peso
  indexation  and interest  based on the
  Chilean denominated deposit), 11.55%,
  Due 11/12/97                                   1,500 USD        1,501

EGYPT 1.3%
Citibank Time Deposit (with Egyptian Pound
  indexation and interest based on the
  Egyptian denominated deposit), 9.20%,
  Due 7/21/97                                    1,020 USD        1,024

LEBANON 5.6%
Lebanese T-Bill Pass-Thru Notes:
  Zero %, Due 5/01/97 (Acquired 11/01/96;
  Cost $1,858) (d)                               2,000 USD        2,017
  Zero %, Due 10/30/97                           2,644 USD        2,487
                                                                -------
                                                                  4,504
UNITED STATES 12.9%
Bank of Tokyo, Ltd. Time Deposit, 5.6875%,
  Due 5/01/97                                       $4,000        4,000
Canadian Imperial Bank Time Deposit, 5.625%,
  Due 5/01/97                                        2,500        2,500
Deutsche Bank Time Deposit, 5.65%, Due 5/01/97       4,000        4,000
                                                                -------
                                                                 10,500
                                                                -------
Total Time Deposits                                              17,529
                                                                -------
TOTAL SHORT-TERM INVESTMENTS (COST $34,041)                      33,727
                                                                -------
TOTAL INVESTMENTS IN SECURITIES
  (COST $86,601) 106.5%                                          86,087
Other Assets & Liabilities, Net (6.5%)                           (5,292)
                                                                -------
NET ASSETS 100.0%                                               $80,795
                                                                =======


FUTURES
-------
                                               UNDERLYING      UNREALIZED
                                                 AMOUNT       APPRECIATION
                                  EXPIRATION    AT VALUE     (DEPRECIATION)
                                     DATE    (In Thousands)  (In Thousands)
--------------------------------------------------------------------------------
Purchased:
 4  Ten-Year French Government
     Bonds                           6/97       $  443            $ 4
10  Ten-Year German Government
     Bonds                           6/97        1,464            (22)
10  Ten-Year Italian Government
     Bonds                           6/97        1,486              2
40  Five-Year U.S. Treasury Notes    6/97        4,211             --
 3  Ten-Year U.S. Treasury Notes     6/97          321             (1)
Sold:
 6  Ten-Year Australian Government
     Bonds                           6/97         (598)             3
 3  Ten-Year United Kingdom
     Government Bonds                6/97         (268)             5
 7  Thirty-Year U.S. Treasury Bonds  6/97         (765)            (3)


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG SHORT-TERM GLOBAL BOND FUND (continued)


--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------
                                                       UNREALIZED
                                            VALUE     APPRECIATION
                             SETTLEMENT    IN USD    (DEPRECIATION)
                                DATE   (In Thousands)(In Thousands)
--------------------------------------------------------------------------------
Purchased:
       40,000  CAD             9/15/97     $   29      ($  1)
Sold:
    6,680,000  AUD             8/12/97     (5,213)      (163)
    3,550,000  DEM             5/13/97     (2,053)       342
    1,217,100  DEM             7/14/97       (707)        43
    3,300,000  DKK             8/13/97       (504)        (2)
    8,600,000  FIM             8/12/97     (1,669)        10
    6,500,000  FRF            10/16/97     (1,127)       108
      850,000  GBP             8/11/97     (1,377)         5
5,000,000,000  IDR             7/09/97     (2,034)       (53)
3,000,000,000  IDR             8/19/97     (1,212)        10
6,000,000,000  IDR            12/09/97     (2,379)        (5)
7,000,000,000  IDR             3/19/98     (2,730)        26
6,000,000,000  IDR             3/20/98     (2,340)        22
    3,100,000  NZD             8/12/97     (2,141)        (8)
    4,500,000  SEK             7/15/97       (576)        78
   15,000,000  THB             5/21/97       (574)         4



                                                  PERCENTAGE OF
INDUSTRY DIVERSIFICATION                            NET ASSETS
--------------------------------------------------------------------------------
Foreign Government ..................................  36.5%
Non-Agency Single-Family ............................  15.4
Foreign Corporate ...................................  14.8
Bank - Regional .....................................   8.1
Paper & Forest Products .............................   7.6
Yankee Corporate ....................................   5.0
U.S. Government .....................................   4.8
Non-Agency Commercial ...............................   3.7
Finance - Miscellaneous .............................   2.6
Bank - Money Center .................................   1.6
Non-Agency Asset-Backed .............................   1.5
FNMA ................................................   1.0
Bank - Super Regional ...............................   0.7
Leisure Service .....................................   0.7
Oil - International Integrated ......................   0.7
Media - Radio/TV ....................................   0.6
Non-Agency Manufactured Housing .....................   0.6
Steel ...............................................   0.6
Other Assets and Liabilities, Net ...................  (6.5)
                                                     -------
Total                                                 100.0%
                                                     =======

--------------------------------------------------------------------------------
STRONG INTERNATIONAL BOND FUND
                                                 SHARES OR       VALUE
                                                 PRINCIPAL     (NOTE 2)
                                                  AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS 7.7%
INDONESIA 5.8%
Polysindo EKA Perkasa PT, Zero %, Due 7/14/98   2,000 USD       $ 1,790

MEXICO 1.7%
Imexsa Export Trust Senior Structured Pass-Thru
  Certificates, Series 1996-1, 10.125%,
  Due 5/31/03(Acquired 5/22/96; Cost $500)(d)     500 USD           517

UNITED STATES 0.2%
Bank of Boston Corporation Subordinated
  Floating Rate Notes, 5.625%, Due 2/28/01             $50           50
                                                                -------
TOTAL CORPORATE BONDS (COST $2,340)                               2,357


GOVERNMENT & AGENCY ISSUES 39.8%
ARGENTINA 3.3%
Republic of Argentina BOCON Previsional 4
  Floating Rate Notes, 5.625%, Due 9/01/02         928 USD          860
Republic of Argentina Bote 10 Floating Rate
  Notes, 5.625%, Due 4/01/00                       110 USD          126
                                                                -------
                                                                    986
AUSTRALIA 6.2%
Australian Government Bonds, 12.00%,
  Due 7/15/99                                    2,200 AUD        1,909

DENMARK 3.3%
Kingdom of Denmark Notes:
  7.00%, Due 11/15/07                            4,250 DKK          658
  9.00%, Due 11/15/00                            2,000 DKK          343
                                                                -------
                                                                  1,001
FINLAND 2.2%
Government of Finland Bonds, 10.00%,
  Due 9/15/01                                    3,000 FIM          690

FRANCE 3.9%
Government of France Debentures, 8.50%,
  Due 11/25/02                                   6,000 FRF        1,204

GERMANY 8.4%
Republic of Germany Debentures, Series 94,
  7.50%, Due 11/11/04                            4,000 DEM        2,588

IRELAND 2.1%
Government of Ireland Debentures, 9.25%,
  Due 7/11/03                                      380 IEP          658

NEW ZEALAND 10.4%
Government of New Zealand Notes, 8.00%,
  Due 7/15/98                                    4,600 NZD        3,209
                                                                -------
TOTAL GOVERNMENT & AGENCY ISSUES
  (COST $12,820)                                                 12,245

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 18.2%
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates:
  Series 1990-17, Class M, 9.50%, Due 11/25/20     $   312          316
  Series 1993-3, Class B1, 7.00%, Due 3/25/08
  (Acquired 10/23/96; Cost $481)(d)                    488          477
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.4364%, Due 1/25/22         459          467
  Series 1991-3, Class A1, 7.3976%, Due 2/20/21        940          953
The Equitable Life Assurance Society of the
  United States Collateralized Floating Rate
  Notes, Series D-2, 6.7375%, Due 5/15/03
  (Acquired 8/08/96; Cost $502)(d)                     500          498
First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 1992-4,
  Class A-5, Interest Only, 0.625%, Due 10/25/22    27,949          288
GE Capital Mortgage Services, Inc. Real Estate
  Mortgage Investment Conduit MC Pass-Thru
  Certificates, Series 1994-11, Class A3, 5.90%,
  Due 3/25/24                                          223          223
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.50%,
  Due 8/17/23                                           93           92
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1992-16, Class B-3, 10.6454%, Due 5/25/24     500          522
  Series 1995-1, Class B-5, 6.844%, Due 10/25/28       844          847


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG INTERNATIONAL BOND FUND (continued)
                                                 SHARES OR       VALUE
                                                 PRINCIPAL     (NOTE 2)
                                                  AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities, Series
  1991-1, 7.3307%, Due 3/25/20                        $911      $   924
                                                                -------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $5,270)                                        5,607

OPTIONS 0.0%
GERMANY
Merrill Lynch Deutsche-Mark Currency Options
  (Strike price is equal to the daily exchange rate,
  currently 1.7307.  Expiration date is 7/14/97.)
  (COST $10)                                         3 DEM            3

PREFERRED STOCKS 1.9%
First International Funding Company 3.50%
  (Acquired 9/10/96; COST $601)(d)                      60          598

SHORT-TERM INVESTMENTS (a) 38.6%
COMMERCIAL PAPER 16.6%
DISCOUNTED 16.4%
INDONESIA
Asia Pulp & Paper Company, Ltd.:
  Due 12/08/97                               4,000,000 IDR        1,504
  Due 3/19/98                                3,000,000 IDR        1,084
Polysindo EKA Perkasa PT, Due 3/18/98        4,000,000 IDR        1,437
Texmaco Jaya PT, Due 5/05/97                     1,000 USD        1,000
                                                                -------
                                                                  5,025
INTEREST BEARING, DUE UPON DEMAND 0.2%
United States Cayman Eurodollar Call
  Deposit, 4.50%                                       $69           69
                                                                -------
Total Commercial Paper                                            5,094

CORPORATE BONDS 0.6%
CANADA
Mobil Oil of Canada Corporation Senior
  Unsubordinated Notes, 9.00%, Due 5/02/97         250 CAD          179

GOVERNMENT & AGENCY ISSUES 3.6%
ARGENTINA 0.6%
Republic of Argentina Bote 2, 5.4375%,
  Due 9/01/97                                      200 USD          198

RUSSIA 1.6%
Russia Sovereign Risk Notes, Zero %,
  Due 6/18/97                                      500 USD          490

UNITED STATES 1.4%
United States Treasury Bills, Due 5/08/97 (c)         $425          425
                                                                -------
Total Government & Agency Issues                                  1,113

TIME DEPOSITS 17.8%
CHILE 1.6%
Citibank Time Deposit (with Chilean Peso
  indexation and interest based on the Chilean
  denominated deposit), 11.55%, Due 11/12/97       500 USD          500

EGYPT 1.7%
Citibank Time Deposit (with Egyptian Pound
  indexation and interest based on the
  Egyptian denominated deposit),
  9.20%, Due 7/21/97                               510 USD          512

LEBANON 6.4%
Lebanese T-Bill Pass-Thru Notes:
  Zero %, Due 5/01/97 (Acquired 11/01/96;
  Cost $929) (d)                                 1,000 USD        1,009
  Zero %, Due 10/30/97                           1,000 USD          941
                                                                -------
                                                                  1,950

UNITED STATES 8.1%
Bank of Tokyo, Ltd. Time Deposit, 5.6875%,
  Due 5/01/97                                       $1,500        1,500
Canadian Imperial Bank Time Deposit, 5.625%,
  Due 5/01/97                                        1,000        1,000
                                                                -------
                                                                  2,500
                                                                -------
Total Time Deposits                                               5,462
                                                                -------
TOTAL SHORT-TERM INVESTMENTS (COST $11,952)                      11,848
                                                                -------
TOTAL INVESTMENTS IN SECURITIES
  (COST $32,993) 106.2%                                          32,658
Other Assets & Liabilities, Net (6.2%)                           (1,909)
                                                                -------
NET ASSETS 100.0%                                               $30,749
                                                                =======

FUTURES
-------
                                               UNDERLYING      UNREALIZED
                                                 AMOUNT       APPRECIATION
                                 EXPIRATION     AT VALUE     (DEPRECIATION)
                                   DATE      (In Thousands)  (In Thousands)
--------------------------------------------------------------------------------
Purchased:
 4 Ten-Year Australian Government
   Bonds                           6/97         $  398            ($ 2)
20 Ten-Year French Government
   Bonds                           6/97          2,216              (6)
14 Ten-Year German Government
   Bonds                           6/97          2,049             (24)
27 Ten-Year Italian Government
   Bonds                           6/97          4,013              15
 7 Ten-Year Japanese Government
   Bonds                           6/97          6,923              32
17 Ten-Year United Kingdom
   Government Bonds                6/97          1,521             (34)
10 Five-Year U.S. Treasury Notes   6/97          1,054              (1)
Sold:
20 Ten-Year U.S. Treasury Notes    6/97         (2,139)              5


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------
                                                        UNREALIZED
                                       VALUE           APPRECIATION
                       SETTLEMENT      IN USD         (DEPRECIATION)
                          DATE     (In Thousands)     (In Thousands)
----------------------------------------------------------------------
Purchased:
    1,152,000  CAD       9/15/97     $   832             ($ 22)
   24,323,979  DEM       8/13/97      14,163              (535)
1,123,317,000  JPY       8/11/97       8,981               (97)
Sold:
    4,700,000  AUD       8/12/97      (3,668)             (115)
      405,700  DEM       7/14/97        (236)               14
    3,700,000  DKK       8/13/97        (565)               (2)
  200,000,000  ESP       6/30/97       1,371              (151)
    6,750,000  FRF       8/13/97      (1,165)                8
4,000,000,000  IDR      12/09/97      (1,586)               (3)
4,000,000,000  IDR       3/19/98      (1,560)               15
3,000,000,000  IDR       3/20/98      (1,170)               11


                                                    PERCENTAGE OF
INDUSTRY DIVERSIFICATION                             NET ASSETS
----------------------------------------------------------------------
Foreign Government ..................................  93.0%
Yankee Corporate ....................................   4.9%
Paper & Forest Products .............................   3.5%
Bank - Regional .....................................   3.3%
Non-Agency Asset-Backed .............................   0.9%
Oil - North American Integrated .....................   0.6%
Other Assets and Liabilities, Net ...................  (6.2%)
                                                      ------
Total                                                 100.0%
                                                      ======


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND
                                                 SHARES OR       VALUE
                                                 PRINCIPAL     (NOTE 2)
                                                  AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 85.4%
ARGENTINA 1.6%
Dragados y Construcciones Argentina                247,000     $    939
Quilmes Industrial SA ADR                          104,000        1,157
Sunshine Mining and Refining Company (b)           800,000          700
YPF Sociedad Anonima ADR                            70,000        1,934
                                                               --------
                                                                  4,730
AUSTRALIA 5.8%
AAPC, Ltd.                                       2,103,853        1,281
Cinema Plus, Ltd. (b)                            1,297,000        1,003
Coca-Cola Amatil, Ltd.                             110,000        1,259
David Jones, Ltd.                                  700,000          918
FAI Insurance, Ltd.                              1,760,762          866
Leighton Holdings, Ltd.                            214,000          962
Normandy Mining, Ltd.                            2,168,543        2,658
Novus Petroleum, Ltd.                              514,864        1,608
Oil Search, Ltd.                                    14,700           35
Orogen Minerals, Ltd. GDR (Acquired 10/31/96;
Cost $420) (d)                                      26,500          616
Publishing & Broadcasting, Ltd.                    220,000        1,163
Sydney Aquarium, Ltd.                              637,100        1,890
Sydney Harbour Casino Holdings, Ltd. (b)           540,000          911
Tourism Holdings, Ltd.                             153,000          247
Western Mining Corporation, Ltd.                   209,439        1,243
                                                               --------
                                                                 16,660
AUSTRIA 0.7%
Flughafen Wien AG                                   24,600        1,020
Wolford AG                                           8,800          907
                                                               --------
                                                                  1,927
BANGLADESH 0.0%
Bangladesh Fund                                     20,000          125

BELGIUM 0.3%
Audiofina                                           20,000          879

BOTSWANA 0.3%
Sechaba Investment Trust Company, Ltd.           1,090,000          961

BRAZIL 2.4%
Centrais Electricas Brasileiras SA               2,450,000        1,104
Companhia De Electricidade do Estado do
  Rio De Janeiro                               850,000,000          536
Companhia Saneamento Basico Estado               5,300,000        1,047
Companhia Vale do Rio Doce Sponsored ADR            35,000          895
Light Servicos de Electricidade SA               1,200,000          498
Telecommunicacoes Brasileiras SA Sponsored ADR       6,500          746
Usinas Siderurgicas de Minas Gerais
  Sponsored ADR                                    184,000        2,162
                                                               --------
                                                                  6,988
CHILE 1.6%
Embotelladora Andina SA ADR A                       43,000          860
Embotelladora Andina SA ADR B                       43,000          844
Five Arrows Chile Investment Trust, Ltd.           381,000        1,227
Quimica y Minera Chile SA Sponsored ADR             26,200        1,552
Santa Isabel SA Sponsored ADR                       10,000          244
                                                               --------
                                                                  4,727
CHINA 1.2%
Inner Mongolia Erdos Cashmere `B'                  680,000          645
Pacific Ports Company, Ltd. (Acquired 4/21/97;
  Cost $315) (b) (d)                               782,000          293
Shandong Huaneng Power Company, Ltd. ADR            67,000          779
Shanghai Industrial Holdings, Ltd.
  (Acquired 4/10/97; Cost $1,421)(b)(d)            320,000        1,801
                                                               --------
                                                                  3,518
COLOMBIA 0.3%
Banco Ganadero SA ADS (representing Class C
  Preference Shares)                                28,700          793

EGYPT 2.3%
AL-Ahram Beverages Company S.A.E (b)                51,200          968
Egypt Investment Company, Ltd.
  (Acquired  8/01/96-8/02/96; Cost $200)(b)         18,000          272
Egypt  Investment Company, Ltd.
  (Acquired 6/03/96; Cost $1,071)(b)(d)            104,000        1,573
The Foreign & Colonial Emerging Middle East
  Fund, Inc. (b)                                    84,000        1,449
Misr Oil & Soap Company (b)                        100,000          844
Nile for Matches                                    49,220          417
Suez Cement                                         58,024        1,215
                                                               --------
                                                                  6,738
FINLAND 0.1%
Raision Tehtaat Oy `V Shares' (b)                    3,600          299

FRANCE 2.3%
Accor SA                                             5,000          717
Club Mediterranee SA                                29,000        2,247
Europe 1 Communication                               1,798          364
Genset SA Sponsored ADR (b)                         52,000          878
Louis Dreyfus Citrus (b)                            52,000        1,869
Sabeton SA (b)                                       5,300          687
                                                               --------
                                                                  6,762
GERMANY 2.5%
AGIV - AG fuer Industrie und Verkehrswesen (b)      35,000          655
Commerzbank AG                                      61,000        1,637
Leica Camera AG (b)                                 51,000        1,562
Metro AG (b)                                         2,500          243
Volkswagen AG                                        4,700        2,982
                                                               --------
                                                                  7,079
GHANA 0.5%
Ashanti Goldfields Company, Ltd. GDR               128,000        1,520

HONG KONG 3.4%
Asia Satellite Telecommunications
  Holdings, Ltd.(b)                                387,000          982
C.P. Pokphand Company                              200,000           63
CDL Hotels International, Ltd.                   5,195,300        2,264
Guoco Group, Ltd.                                  249,000        1,183
Hong Kong Land Holdings, Ltd.                    1,204,644        2,506
Jardine Strategic Holdings, Ltd.                   451,625        1,536
Jardine Strategic Holdings, Ltd. Warrants,
  Expire 5/02/98(b)                                 46,625           15
Peregrine Investment Holdings, Ltd.                601,000          923
Peregrine Investment Holdings, Ltd. Warrants,
  Expire 5/15/98 (b)                               125,100           19
VTech Holdings, Ltd.                               150,000          252
                                                               --------
                                                                  9,743
HUNGARY 0.4%
Euronet Services, Inc. (b)                         103,000        1,294

INDIA 2.9%
Asian Hotels, Ltd.                                 238,000        1,447
Hindalco Industries, Ltd.                           40,000        1,050
IS Himilayan Fund NV (b)                            60,000          828
The India Gateway Fund, Ltd. (b)                   125,000          565
The India Gateway Fund, Ltd. Warrants,
  Expire 5/31/97 (b)                                25,000            0
Indian Hotels Company, Ltd.                         86,000        1,615
Oriental Bank of Commerce                           16,200           35
Peregrine Indian Smaller Companies Fund (b)          7,100          415
State Bank of India, Ltd.                           20,060          179
Titan Industries, Ltd.                             200,000          346
Videsh Sanchar Nigam, Ltd.                          57,000        1,957
                                                               --------
                                                                  8,437
INDONESIA 3.1%
Bank Bali PT (Fgn Reg)                             250,450          603
Bank Negara Indonesia PT (Fgn Reg) (b)           1,630,000          906


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND (continued)
                                                 SHARES OR       VALUE
                                                 PRINCIPAL     (NOTE 2)
                                                  AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
Bank Tiara Asia PT (Fgn Reg)                       531,000     $    645
Bukaka Teknik Utama PT (Fgn Reg)                   187,000          117
Ciputra Development PT (Fgn Reg)                   729,000          645
Jaya Real Property PT (Fgn Reg)                    372,000          482
Komatsu Indonesia PT (Fgn Reg)                     356,500          371
Lippo Life Insurance PT (Fgn Reg)                1,049,000        1,274
Modern Photo Film Company PT (Fgn Reg)             105,000          346
Semen Cibinong PT (Fgn Reg)                        335,000          914
Sierad Produca PT (Fgn Reg) (b)                    900,000          287
Siloam Gleneagles Health Care PT
  (Acquired 3/12/97; Cost $1,004)(b)(d)            816,000        1,209
Tunas Ridean PT (Fgn Reg)                          420,000          653
Van Der Horst Indonesia PT (Fgn Reg)             1,005,715          549
                                                               --------
                                                                  9,001
IRELAND 0.1%
Connemara Green Marble Quarries PLC
  (Acquired 11/21/96; Cost $400) (b) (d)            32,000          400

ISRAEL 0.3%
Ampal-American Israel Corporation Class A(b)        40,300          202
Koor Industries, Ltd. ADR                           30,000          521
                                                               --------
                                                                    723
ITALY 4.4%
Banca Commerciale Italiana                         611,000        1,308
Costa Crociere Spa                                 588,000        1,313
Filatura del Brembo Spa                            119,000        1,284
Finanziaria Autogrill Spa (b)                      973,000        1,365
Gemina Spa (b)                                     145,400           59
Holding di Partecipazioni Industriali Spa (b)    3,036,100        1,656
Industrie Natuzzi Spa Sponsored ADR                 52,000        1,157
STET - Societa' Finanziaria Telefonica PA          419,000        1,990
Simint Spa (b)                                     262,500        1,330
Zucchini Spa (b)                                   204,000        1,354
                                                               --------
                                                                 12,816
JAPAN 8.9%
Chubu Steel Plate Company, Ltd.                    130,000          614
Daiwa House Industry Company, Ltd. Warrants,
  Expire 10/30/97 (b)                                1,700           43
Diamond City Company                               152,000          838
FamilyMart                                           4,240          155
Heiwa                                               78,000        1,032
Higashi Nihon House                                 65,000          640
Horipro, Inc.                                       98,000          689
Imagineer Company, Ltd. (b)                         51,600        1,641
Japan Cash Machine Company, Ltd.                    55,000          901
Japan Industrial Land Development                   31,900          314
Japan Tobacco, Inc.                                    145          924
Marubeni Corporation (b)                           184,000          682
Mitsubishi Corporation                             127,000        1,190
Mitsui Fudosan                                     110,000        1,256
Miyota Company, Ltd.                                78,000          921
Morgan Stanley Group, Inc. Nikkei 225 Index Call
  Warrants, Expire 8/15/97 (b)                     191,800          659
Nippon Felt Company, Ltd.                          120,000          501
Nippon Shinpan Company                             214,000          617
Nippon Telegraph & Telephone Corporation (b)           256        1,804
Nomura Securities Company, Ltd.                     36,000          402
Ohmoto Gumi Company, Ltd.                           78,000          626
Pioneer Electronic Corporation (b)                  55,000          983
Powdertech                                          36,000          239
Roland                                              40,000          718
SXL Corporation Warrants, Expire 2/26/99 (b)         9,300          221
Shinseido Company, Ltd.                             56,000          247
Shiseido Company, Ltd.                             150,000        2,149
Shochiku Warrants, Expire 12/29/99 (b)               1,150          374
Softbank Corporation                                11,700          686
Takihyo Company, Ltd.                               61,000          576
Tiemco, Ltd.                                        11,000          546
Toho Company                                        11,110        1,487
Tokio Marine & Fire Insurance Company              107,000        1,044
                                                               --------
                                                                 25,719
MALAYSIA 3.4%
Batu Kawan BHD                                     393,500          839
Highlands & Lowlands BHD                           484,000          767
IJM Corporation BHD `A'                            480,000        1,052
IOI Properties BHD                                 290,000          693
Leader Universal Holdings BHD                      439,000          875
Malaysian Plantations BHD                          454,000          680
Malaysian Plantations BHD Rights (b)               451,334            0
Malaysian Resources Corporation BHD                380,000        1,090
Sime UEP Properties BHD                            450,000          896
TA Enterprise BHD                                1,010,000        1,179
Technology Resources Industries BHD (b)            713,000        1,307
YTL Power International BHD (Acquired 3/26/97;
  Cost $556) (b) (d)                               345,000          550
                                                               --------
                                                                  9,928
MEXICO 0.8%
Cifra SA de CV Unsponsored ADR B                   757,000        1,132
Grupo Financiero Banamex Accival SA de CV (b)      490,000        1,045
                                                               --------
                                                                  2,177
NAMIBIA 0.3%
Namibia Breweries                                1,105,400          771

NETHERLANDS 1.1%
KLM Royal Dutch Airlines                            43,000        1,279
Philips Electronics NV ADR                          38,000        2,033
                                                               --------
                                                                  3,312
NEW ZEALAND 4.1%
Air New Zealand, Ltd. Class B                      690,000        1,993
CDL Hotels New Zealand, Ltd. (b)                 2,789,000        1,024
Direct Capital Partners, Ltd.                      200,000           98
Evergreen Forests, Ltd. (b)                      2,000,000          831
Fernz Corporation, Ltd.                            226,320          760
Guinness Peat Group PLC                          5,396,729        3,327
Kiwi Income Property Trust                       1,413,500        1,195
Shortland Properties, Ltd.                       2,138,000        1,363
Sky City, Ltd.                                     244,500        1,098
                                                               --------
                                                                 11,689
NORWAY 0.9%
Alvern Norway AS (b)                                37,537          290
Norman Data Defense Systems (b)                     46,000          711
Saga Petroleum ASA - A Shares                       53,000          923
SensoNor AS (b)                                     92,000          594
                                                               --------
                                                                  2,518
PAKISTAN 0.3%
Pakistan Investment Fund, Inc. (b)                 183,000          938

PERU 1.4%
Compania de Minas Buenaventura SA
  Sponsored ADR                                     92,000        2,001
Telefonica del Peru SA Sponsored ADR
  Representing Class B Shares                       46,000        1,104
Union de Cervecerias Perunas                     1,050,000          907
                                                               --------
                                                                  4,012
PHILIPPINES 0.5%
Benpres Holdings Corporation Sponsored GDR (b)     109,000          763
Guoco Holdings (Philippines)                     5,500,000          804
                                                               --------
                                                                  1,567
POLAND 0.7%
Best Series C (b)                                   77,000        1,449
The Fleming Poland Fund, Ltd. Redeemable
  Participating Preference A Shares (b)             50,000          532


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND (continued)
                                                 SHARES OR       VALUE
                                                 PRINCIPAL     (NOTE 2)
                                                  AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
The Fleming Poland Fund, Ltd. Warrants,
  Expire 1/31/99 (b)                                30,612     $     77
                                                               --------
                                                                  2,058
PORTUGAL 0.5%
Cimpor-Cimentos de Portugal SA                      50,000        1,077
Portugal Fund, Inc.                                 18,900          293
                                                               --------
                                                                  1,370
ROMANIA 0.1%
Societe Generale Romania Fund (b)                    1,500          159

RUSSIA 2.5%
The Central European Growth Fund PLC (b)         1,757,000        2,002
First NIS Regional Fund (b)                         40,000          648
Morgan Stanley Russia & New Europe Fund, Inc.       80,000        1,970
Ramco Energy PLC                                    35,000          568
Red October Russian Depository Trust Certificates
  (Acquired 8/14/96; Cost $1,171) (b) (d)               14        1,575
SUN Brewing, Ltd. Sponsored GDR (b)                 50,000          363
                                                               --------
                                                                  7,126
SINGAPORE 4.6%
Aztech Systems, Ltd.                             2,743,000          986
The Development Bank of Singapore, Ltd.(Fgn Reg)    18,000          214
FJ Benjamin Holdings, Ltd. (b)                     860,000          416
Hong Leong Finance, Ltd. (Fgn Reg)                 296,000          917
Hour Glass, Ltd.                                   781,000          510
Kay Hian James Capel Holdings, Ltd.                848,000          821
Keppel Bank                                        504,000        1,317
Keppel Corporation, Ltd.                           327,500        1,426
Robinson & Company, Ltd.                           250,000        1,261
Sembawang Corporation, Ltd.                        160,000          691
Singapore Airlines, Ltd. (Fgn Reg)                 105,000          929
Singapore Land, Ltd.                               230,000        1,073
Singapore Sesdaq Fund (b)                           36,000          783
United Overseas Land, Ltd.                         784,000        1,133
United Overseas Land, Ltd. Warrants,
  Expire 5/28/01 (b)                                54,400           22
Van Der Horst, Ltd.                                280,000          805
                                                               --------
                                                                 13,304
SOUTH AFRICA 1.5%
Compagnie Financiere Richemont AG Depositary
  Receipts                                          81,000        1,184
Energy Africa, Ltd. GDR (Acquired 2/23/96-5/21/96;
  Cost $730)(b)(d)                                  55,000        1,183
Energy Africa, Ltd. GDS (b)                         15,000          323
Engen, Ltd.                                        151,600          830
Morgan Stanley Africa Investment Fund, Inc.         48,000          816
                                                               --------
                                                                  4,336
SOUTH KOREA 1.4%
Hana Bank                                            1,344           17
Hotel Shilla Company (b)                            46,000          416
Kookmin Bank                                        86,581        1,600
Korean Airline Company, Ltd. (b)                    61,218        1,107
Ssangyong Investment & Securities
  Company, Ltd. (b)                                123,920          794
                                                               --------
                                                                  3,934
SPAIN 0.6%
Compania Espanola de Petroleos SA                   31,000          987
Construcciones y Auxiliar de Ferrocarriles SA       21,065          823
                                                               --------
                                                                  1,810
SRI LANKA 0.2%
Sri Lanka Growth Fund (b)                           79,700          438

SWEDEN 1.4%
Argonaut AB `B Shares' (b)                         177,000          300
Medical Invest Svenska AB `B Shares' (b)            29,100          946
NK Cityfastigheter AB (Acquired 3/14/97;
  Cost $288) (b) (d)                                35,000          246
Pharmacia & Upjohn, Inc.                            36,000        1,066
Pricer AB `B Shares' (b)                            28,000          885
Rottneros AB                                       440,000          488
                                                               --------
                                                                  3,931
SWITZERLAND 4.1%
Liechtenstein Global Trust AG                        1,300          715
Magazine Zum Globus Registered Shares                3,500        1,793
Nestle AG                                              455          553
Novartis AG                                            800        1,054
Oerlikon - Buehrle Holding AG `R' (b)               14,000        1,387
SGS (Societe Generale de Surveillance)
  Holdings SA                                          800        1,656
SMH (Suisse Microelectronique et d'Horlogerie)       3,500        1,983
Schindler Holding AG                                 1,430        1,732
Sulzer AG Registered Shares                          1,300          895
                                                               --------
                                                                 11,768
TAIWAN 1.6%
Jardine Fleming Fund                             1,835,000          916
Kwang Hua Fortune Fund                           2,266,000        1,115
NITC Fu-yuan Fund                                1,979,000        1,253
The R.O.C. Taiwan Fund (b)                          93,000        1,197
                                                               --------
                                                                  4,481
THAILAND 1.7%
BEC World PCL (b)                                   95,700          880
Loxley PCL (Fgn Reg)                                52,400          175
Matichon PCL (Fgn Reg)                             239,100          659
Property Perfect PCL (Fgn Reg) (b)                 135,500           81
Saha Union PCL (Fgn Reg)                           614,800          494
Shinawatra Computer Company PCL (Fgn Reg)           16,000          109
Siam Cement PCL (Fgn Reg)                            8,000          214
Siam City Cement PCL (Fgn Reg)                     113,000          513
TelecomAsia Corporation PCL (b)                    500,000          929
Thai Telephone Communication PCL (Fgn Reg)(b)    1,328,000          852
                                                               --------
                                                                  4,906
TURKEY 0.3%
The Turkey Trust PLC                               180,000          780

UKRAINE 0.4%
Ukrainian Opportunity Fund (b)                     118,800        1,200

UNITED KINGDOM 4.4%
Allied Domecq PLC (b)                              188,967        1,339
Avis Europe PLC (Acquired 3/26/97;
  Cost $404)(b)(d)                                 200,000          438
British Biotech PLC (b)                             97,500          382
Caledonia Investments PLC                           78,000          928
De La Rue PLC                                       96,000          861
English China Clays PLC                            300,000        1,008
Games Workshop Group PLC                           217,000        2,296
Inchcape PLC                                       406,952        1,810
Lonrho PLC                                         300,717          671
Select Appointments Holdings PLC ADR                15,000          174
Dr. Solomon's Group PLC Sponsored ADR (b)           25,000          578
Trocadero PLC (b)                                1,435,000          862
Vickers PLC                                        390,000        1,342
                                                               --------
                                                                 12,689
VENEZUELA 0.2%
Compania Anonima Nacional Telefonos de
  Venezuela (b)                                     17,000          510

VIETNAM 0.3%
Vietnam Frontier Fund (b)                           84,000          777

OTHER 0.7%
Morgan Stanley Emerging Markets Fund, Inc.         128,000        2,048
                                                               --------
TOTAL COMMON STOCKS (COST $260,378)                             246,376


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND (continued)
                                                 SHARES OR       VALUE
                                                 PRINCIPAL     (NOTE 2)
                                                  AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
PREFERRED STOCKS 4.0%
AUSTRALIA 0.6%
The News Corporation, Ltd.                         448,589     $  1,713

BRAZIL 0.5%
Companhia Antartica Paulista - Industria
  Brasileira de Bebidas e Conexos                   12,340        1,531

GERMANY 2.0%
BBS Kraftfahrzeugtechnik AG (b)                      5,300          903
Friedrich Grohe AG                                   5,700        1,707
Porsche AG Non-Voting                                1,490        1,937
Villeroy & Boch AG                                  10,500        1,412
                                                               --------
                                                                  5,959
ITALY 0.9%
IFI Istituto Finanziario
 (Acquired 1/20/97-3/31/97; Cost $2,468)(d)        206,000        2,488
                                                               --------
TOTAL PREFERRED STOCKS (COST $10,638)                            11,691

GOVERNMENT & AGENCY ISSUES 0.4%
NEW ZEALAND
Government of New Zealand Notes, 8.00%,
  Due 11/15/06 (COST $1,253)                     1,840 NZD        1,276

SHORT-TERM INVESTMENTS (a) 7.7%
COMMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
United States Cayman Eurodollar
  Call Deposit, 4.50%                                  $14           14

TIME DEPOSITS 7.7%
EGYPT 0.3%
Citibank Time Deposit (with Egyptian Pound
  indexation and interest based on the
  Egyptian denominated deposit), 9.20%,
  Due 7/21/97                                    1,020 USD        1,024

UNITED STATES 7.4%
Bank of Tokyo, Ltd. Time Deposit, 5.6875%,
  Due 5/01/97                                      $14,200       14,200
First National Bank of Chicago Time Deposit,
  5.6875%, Due 5/01/97                               7,200        7,200
                                                               --------
                                                                 21,400
                                                               --------
Total Time Deposits                                              22,424
                                                               --------
TOTAL SHORT-TERM INVESTMENTS (COST $22,434)                      22,438
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $294,703) 97.5%                                         281,781
Other Assets and Liabilities, Net 2.5%                            7,150
                                                               --------
NET ASSETS 100.0%                                              $288,931
                                                               ========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------
                                                        UNREALIZED
                                       VALUE           APPRECIATION
                       SETTLEMENT      IN USD         (DEPRECIATION)
                          DATE     (In Thousands)     (In Thousands)
----------------------------------------------------------------------
Sold:
  9,625,838  CHF       6/25/97       ($6,573)              $177
 10,210,200  DEM       7/25/97        (5,937)                63
132,700,000  THB       8/04/97        (5,079)               (79)



                                                  PERCENTAGE OF
INDUSTRY DIVERSIFICATION                            NET ASSETS
-----------------------------------------------------------------------
Conglomerate .........................................  8.8%
Closed-End Fund ......................................  8.5
Leisure Service ......................................  6.8
Real Estate ..........................................  4.6
Engineering & Construction ...........................  4.5
Metals & Mining ......................................  3.9
Telecommunication Service ............................  3.8
Bank - Money Center ..................................  3.1
Finance - Miscellaneous ..............................  3.0
Oil - International Integrated .......................  2.9
Automobile ...........................................  2.4
Beverage - Alcoholic .................................  2.3
Food .................................................  2.3
Household Appliances & Furnishings ...................  2.1
Consumer - Miscellaneous .............................  2.0
Shoe & Apparel Manufacturing .........................  2.0
Airline ..............................................  1.8
Media - Radio/TV .....................................  1.4
Electronic Products - Miscellaneous ..................  1.3
Machinery - Miscellaneous ............................  1.3
Retail - Specialty ...................................  1.3
Steel ................................................  1.3
Electric Power .......................................  1.2
Computer Software ....................................  1.1
Retail - Major Chain .................................  1.1
Auto & Truck Parts ...................................  1.0
Beverage - Soft Drink ................................  1.0
Brokerage & Investment Management ....................  1.0
Healthcare - Drug/Diversified ........................  0.9
Agricultural Operations ..............................  0.8
Machinery - Transportation Equipment & Parts .........  0.8
Media - Publishing ...................................  0.8
Retail - Department Store ............................  0.8
Cosmetic & Personal Care .............................  0.7
Insurance - Life .....................................  0.7
Chemical .............................................  0.6
Paper & Forest Products ..............................  0.6
Transportation Service ...............................  0.6
Diversified Operations ...............................  0.5
Retail - Restaurant ..................................  0.5
Foreign Government ...................................  0.4
Healthcare - Patient Care ............................  0.4
Insurance - Diversified ..............................  0.4
Computer - Peripheral Equipment ......................  0.3
Healthcare - Biomedical/Genetic ......................  0.3
Healthcare - Medical Supply ..........................  0.3
Metal Products & Fabrication .........................  0.3
Shipping .............................................  0.3
Tobacco ..............................................  0.3
Housing ..............................................  0.2
Index Based ..........................................  0.2
Retail - Food Chain ..................................  0.2
Machinery - Construction & Mining ....................  0.1
Short-Term Investments ...............................  7.7
Other Assets and Liabilities, Net ....................  2.5
                                                      ------
Total                                                 100.0%
                                                      ======


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND
                                                 SHARES OR       VALUE
                                                 PRINCIPAL     (NOTE 2)
                                                  AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 79.4%
AUSTRALIA 13.1%
AAPC, Ltd.                                         509,846      $   311
Australian Tourism Group                           150,000           93
Cinema Plus, Ltd. (b)                              863,000          667
Coca-Cola Amatil, Ltd.                              20,000          229
Corporate Express Australia (b)                    200,000          161
David Jones, Ltd.                                  167,000          219
FAI Insurance, Ltd.                                551,147          271
Leighton Holdings, Ltd.                             62,000          279
MIM Holdings, Ltd.                                 206,048          269
Normandy Mining, Ltd.                              655,308          803
Novus Petroleum, Ltd.                              253,220          791
Oil Search, Ltd.                                   101,300          241
Orogen Minerals, Ltd. GDR (Acquired 10/31/96;
  Cost $198)(d)                                     12,500          291
Peptide Technology, Ltd. (b)                       150,000           65
Polartechnics, Ltd. (b)                            175,000          281
Publishing & Broadcasting, Ltd.                     37,000          195
Sea World Property Trust                            13,000           18
Southern Star Group, Ltd. (b)                       73,500           98
Spectrum Network Systems, Ltd. (b)               1,230,000          336
Sydney Aquarium, Ltd.                              350,450        1,040
Sydney Harbour Casino Holdings, Ltd. (b)           200,000          337
Tourism Holdings, Ltd.                              91,600          148
Western Mining Corporation, Ltd.                    53,642          318
                                                                -------
                                                                  7,461
CHINA 3.8%
C.H. China Investment, Ltd. (b)                    593,000          301
C.H. China Investment, Ltd. Warrants,
  Expire 7/01/99                                   237,500           22
China Merchants Hai Hong Holdings                  144,000          154
Inner Mongolia Erdos Cashmere `B'                  277,000          263
Pacific Ports Company, Ltd. (Acquired 4/21/97;
  Cost $161)(b)(d)                                 400,000          150
Shandong Huaneng Power Company, Ltd. ADR            31,000          360
Shanghai Industrial Holdings, Ltd.
  (Acquired 4/10/97; Cost $266)(b)(d)               60,000          338
Shenzen Expressway  Company, Ltd.
  (Acquired 3/07/97; Cost $488)(b)(d)            1,700,000          560
                                                                -------
                                                                  2,148
HONG KONG 5.2%
Asia Satellite Telecommunications
  Holdings, Ltd. (b)                                77,000          195
C.P. Pokphand Company                              230,000           72
CDL Hotels International, Ltd.                   1,293,338          564
Guoco Group, Ltd.                                   57,000          271
Hong Kong Land Holdings, Ltd.                      389,363          810
Jardine Matheson Holdings, Ltd.                     25,877          142
Jardine Strategic Holdings, Ltd.                   143,750          489
Jardine Strategic Holdings, Ltd. Warrants,
  Expire 5/02/98 (b)                                12,750            4
Peregrine Investment Holdings, Ltd.                204,000          313
Peregrine Investment Holdings, Ltd. Warrants,
  Expire 5/15/98 (b)                                43,400            6
VTech Holdings, Ltd.                                50,000           84
                                                                -------
                                                                  2,950
INDIA 4.1%
Asian Hotels, Ltd.                                  74,000          450
Hindalco Industries, Ltd.                           15,000          394
IS Himilayan Fund NV (b)                            22,000          304
The India Gateway Fund, Ltd. (b)                    25,000          113
The India Gateway Fund, Ltd. Warrants,
  Expire 5/31/97 (b)                                 5,000            0
Indian Hotels Company, Ltd.                         25,000          469
Oriental Bank of Commerce                            3,500            7
Peregrine Indian Smaller Companies Fund (b)          2,000          117
Reliance Industries, Ltd.                              150            1
State Bank of India, Ltd.                            8,070           72
Titan Industries, Ltd.                              65,300          113
Videsh Sanchar Nigam, Ltd.                           8,000          275
                                                                -------
                                                                  2,315
INDONESIA 5.6%
Bank Bali PT (Fgn Reg)                              91,100          219
Bank Negara Indonesia PT (Fgn Reg) (b)             295,000          164
Bank Tiara Asia PT (Fgn Reg)                       211,000          256
Bukaka Teknik Utama PT (Fgn Reg)                   139,500           88
Ciputra Development PT (Fgn Reg)                   210,500          186
Jaya Real Property PT (Fgn Reg)                    160,000          207
Komatsu Indonesia PT (Fgn Reg)                     244,000          254
Lippo Bank PT (Fgn Reg)                            200,000          191
Lippo Life Insurance PT (Fgn Reg)                  294,000          357
Modern Photo Film Company PT (Fgn Reg)              44,000          145
Putra Surya Multidana PT (b)                       135,000          153
Semen Cibinong PT (Fgn Reg)                        102,000          278
Sierad Produca PT (Fgn Reg) (b)                    250,000           80
Siloam Gleneagles Health Care PT
  (Acquired 3/12/97; Cost $207)(b)(d)              168,000          249
Telekomunikasi Indonesia PT (Fgn Reg)
  (Acquired 12/11/96; Cost $55) (d)                 35,000           51
Tunas Ridean PT (Fgn Reg)                           80,000          124
Van Der Horst Indonesia PT (Fgn Reg)               285,715          156
                                                                -------
                                                                  3,158
JAPAN 12.2%
Chubu Steel Plate Company, Ltd.                     36,000          170
Daiwa House Industry Company, Ltd. Warrants,
  Expire 10/30/97 (b)                                1,450           37
Diamond City Company                                38,000          209
FamilyMart                                           1,100           40
Heiwa                                               28,000          370
Higashi Nihon House                                 15,000          148
Hokuetsu Metal                                      44,000          118
Horipro, Inc.                                       26,000          183
Imagineer Company, Ltd. (b)                         13,200          420
Japan Cash Machine Company, Ltd.                    14,300          234
Japan Industrial Land Development                    9,500           93
Japan Tobacco, Inc.                                     30          191
Marubeni Corporation (b)                            41,000          152
Mitsubishi Corporation                              35,000          328
Mitsui Fudosan                                      32,000          365
Miyota Company, Ltd.                                15,000          177
Morgan Stanley Group, Inc. Nikkei 225 Index Call
  Warrants, Expire 8/15/97 (b)                      62,000          213
Nippon Felt Company, Ltd.                           34,000          142
Nippon Shinpan Company                              74,000          213
Nippon Telegraph & Telephone Corporation (b)            53          373
Nomura Securities Company, Ltd.                     14,000          157
Ohmoto Gumi Company, Ltd.                           18,640          150
Pioneer Electronic Corporation (b)                  11,000          197
Powdertech                                           8,000           53
Roland                                              10,000          179
SXL Corporation Warrants, Expire 2/26/99 (b)         1,900           45
Shinseido Company, Ltd.                             16,000           71
Shiseido Company, Ltd.                              41,000          587
Shochiku Warrants, Expire 12/29/99 (b)                 375          122
Softbank Corporation                                 3,120          183
Takihyo Company, Ltd.                               13,000          123
Tiemco, Ltd.                                         3,000          149
Toho Company                                         3,110          416
Tokio Marine & Fire Insurance Company               20,000          195
Toko Seiki Company                                  26,000          110
                                                                -------
                                                                  6,913


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND (continued)
                                                 SHARES OR       VALUE
                                                 PRINCIPAL     (NOTE 2)
                                                  AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
MALAYSIA 5.6%
Batu Kawan BHD                                     213,500      $   455
Highlands & Lowlands BHD                           149,000          236
IJM Corporation BHD `A'                            183,000          401
IOI Properties BHD                                  95,000          227
Leader Universal Holdings BHD                       81,000          161
Malaysian Plantations BHD                          221,000          331
Malaysian Plantations BHD Rights (b)               238,000            0
Malaysian Resources Corporation BHD                128,000          367
Sime UEP Properties BHD                             95,000          189
TA Enterprise BHD                                  295,000          345
Technology Resources Industries BHD (b)            175,000          321
YTL Power International BHD (Acquired 3/26/97;
  Cost $105)(b)(d)                                  65,000          103
                                                                -------
                                                                  3,136
NEW ZEALAND 9.6%
Air New Zealand, Ltd. Class B                      165,000          477
CDL Hotels New Zealand, Ltd. (b)                   952,000          350
Corporate Investments, Ltd. (b)                    700,000          344
Dairy Brands New Zealand, Ltd. (b)                 294,200           74
Direct Capital Partners, Ltd.                      400,000          197
Evergreen Forests, Ltd. (b)                      1,300,000          540
Fernz Corporation, Ltd.                             68,470          230
Guinness Peat Group PLC                          1,825,561        1,126
Hellaby Holdings, Ltd.                             130,400          201
Kiwi Income Property Trust                         285,000          241
Kiwi Income Property Trust - B Shares (b)           96,000           50
Kiwi Income Property Trust Units                   734,000          564
Lane Walker Rudkin Industries, Ltd.                 65,000           71
Seafresh Fisheries New Zealand, Ltd.               288,100           86
Shortland Properties, Ltd.                         790,000          504
Sky City, Ltd.                                      81,000          364
                                                                -------
                                                                  5,419
PAKISTAN 0.4%
Pakistan Investment Fund, Inc. (b)                  43,000          220

PHILIPPINES 2.2%
Benpres Holdings Corporation (Acquired 10/25/94-
  1/30/96; Cost $561)(b)(d)                         63,080          441
DMCI Holdings, Inc. (b)                            150,000           77
Equitable Banking Corporation (b)                   63,000          246
The Filipino Fund, Inc.                          5,000,000          177
Guoco Holdings (Philippines)                     1,900,000          278
                                                                -------
                                                                  1,219
SINGAPORE 8.8%
Aztech Systems, Ltd.                             1,185,000          426
Courts (Singapore), Ltd.                           290,000          367
FJ Benjamin Holdings, Ltd. (b)                     263,000          127
GP Batteries International, Ltd. (d)                39,000          115
Hong Leong Finance, Ltd. (Fgn Reg)                 144,000          446
Hour Glass, Ltd.                                   148,000           97
Kay Hian James Capel Holdings, Ltd.                258,000          250
Keppel Bank                                        184,000          481
Keppel Corporation, Ltd.                            87,500          381
Robinson & Company, Ltd.                            71,000          358
Sembawang Corporation, Ltd.                         56,000          242
Singapore Airlines, Ltd. (Fgn Reg)                  35,000          310
Singapore Land, Ltd.                                77,000          359
Singapore Sesdaq Fund (b)                           23,000          500
United Overseas Land, Ltd.                         188,000          272
United Overseas Land, Ltd. Warrants,
  Expire 5/28/01 (b)                                11,400            5
Van Der Horst, Ltd.                                 79,000          227
                                                                -------
                                                                  4,963
SOUTH KOREA 2.1%
Hana Bank                                           19,465          252
Hotel Shilla Company (b)                             9,000           81
Kookmin Bank                                        19,497          360
Korean Airline Company, Ltd. (b)                    13,200          239
Ssangyong Investment & Securities
  Company, Ltd. (b)                                 39,024          250
                                                                -------
                                                                  1,182
SRI LANKA 0.2%
Sri Lanka Growth Fund (b)                           21,800          120

TAIWAN 2.3%
Core Pacific Pioneer Fund (b)                      166,000           82
Jardine Fleming Fund                               520,000          260
Kwang Hua Fortune Fund                             619,000          305
NITC Fu-yuan Fund                                  547,000          346
The R.O.C. Taiwan Fund (b)                          24,000          309
                                                                -------
                                                                  1,302
THAILAND 2.6%
BEC World PCL (b)                                   17,600          162
Loxley PCL (Fgn Reg)                                18,000           60
Matichon PCL (Fgn Reg)                              76,000          210
Property Perfect PCL (Fgn Reg) (b)                  39,100           23
Saha Union PCL (Fgn Reg)                           362,700          292
Sermsuk PCL (Fgn Reg)                                4,100           82
Shinawatra Computer Company PCL (Fgn Reg)            4,000           27
Siam Cement PCL (Fgn Reg)                            3,000           80
Siam City Cement PCL (Fgn Reg)                      28,000          127
TelecomAsia Corporation PCL (b)                    100,000          186
Thai Telephone Communication PCL (Fgn Reg)(b)      332,500          213
                                                                -------
                                                                  1,462
VIETNAM 1.0%
Beta Mekong Fund, Ltd. (b)                           5,000          233
Vietnam Frontier Fund (b)                           34,000          315
                                                                -------
                                                                    548
OTHER 0.6%
Morgan Stanley Emerging Markets Fund, Inc.          20,000          320
                                                                -------
TOTAL COMMON STOCKS (COST $51,548)                               44,836

PREFERRED STOCKS 1.3%
AUSTRALIA 1.1%
The News Corporation, Ltd.                         167,967          641

SOUTH KOREA 0.2%
Korean Air Lines Company, Ltd. (b)                  17,660          125
                                                                -------
TOTAL PREFERRED STOCKS (COST $977)                                  766

GOVERNMENT & AGENCY ISSUES 0.6%
NEW ZEALAND
Government of New Zealand Notes, 8.00%,
  Due 11/15/06 (COST $321)                         470 NZD          326


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND (continued)
                                                 SHARES OR       VALUE
                                                 PRINCIPAL     (NOTE 2)
                                                  AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 13.7%
COMMERCIAL PAPER 0.1%
INTEREST BEARING DUE UPON DEMAND
United States Cayman Eurodollar Call
  Deposit, 4.50%                                    $   44      $    44

TIME DEPOSITS 13.6%
UNITED STATES
Bank of Tokyo, Ltd. Time Deposit, 5.6875%,
  Due 5/01/97                                        2,700        2,700
Canadian Imperial Bank Time Deposit, 5.625%,
  Due 5/01/97                                        2,300        2,300
Deutsche Bank Time Deposit, 5.65%, Due 5/01/97       2,700        2,700
                                                                -------
Total Time Deposits                                               7,700
                                                                -------
TOTAL SHORT-TERM INVESTMENTS (COST $7,744)                        7,744
                                                                -------
TOTAL INVESTMENTS IN SECURITIES
  (COST $60,590) 95.0%                                           53,672
Other Assets and Liabilities, Net 5.0%                            2,827
                                                                -------
NET ASSETS 100.0%                                               $56,499
                                                                =======

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------
                                                        UNREALIZED
                                       VALUE           APPRECIATION
                       SETTLEMENT      IN USD         (DEPRECIATION)
                          DATE     (In Thousands)     (In Thousands)
----------------------------------------------------------------------
Sold:
 37,191,000  THB         8/04/97      ($1,424)            ($23)


                                                  PERCENTAGE OF
INDUSTRY DIVERSIFICATION                            NET ASSETS
-----------------------------------------------------------------------
Leisure Service ......................................  9.7%
Conglomerate .........................................  9.6
Real Estate ..........................................  7.5
Closed-End Fund ......................................  7.2
Engineering & Construction ...........................  4.0
Metals & Mining ......................................  3.9
Finance - Miscellaneous ..............................  3.4
Bank - Money Center ..................................  3.2
Telecommunication Service ............................  2.9
Airline ..............................................  2.0
Oil - International Integrated .......................  1.8
Brokerage & Investment Management ....................  1.7
Media - Publishing ...................................  1.5
Retail - Specialty ...................................  1.5
Agricultural Operations ..............................  1.4
Electronic Products - Miscellaneous ..................  1.3
Shoe & Apparel Manufacturing .........................  1.3
Transportation Service ...............................  1.3
Machinery - Miscellaneous ............................  1.2
Paper & Forest Products ..............................  1.2
Computer Software ....................................  1.1
Insurance - Life .....................................  1.1
Media - Radio/TV .....................................  1.1
Cosmetic & Personal Care .............................  1.0
Retail - Department Store ............................  1.0
Computer - Peripheral Equipment ......................  0.8
Electric Power .......................................  0.8
Consumer - Miscellaneous .............................  0.7
Foreign Government ...................................  0.6
Beverage - Soft Drink ................................  0.5
Healthcare - Instrumentation .........................  0.5
Healthcare - Patient Care ............................  0.4
Index Based ..........................................  0.4
Machinery - Construction & Mining ....................  0.4
Shipping .............................................  0.4
Chemical - Specialty .................................  0.3
Food .................................................  0.3
Housing ..............................................  0.3
Insurance - Diversified ..............................  0.3
Metal Products & Fabrication .........................  0.3
Steel ................................................  0.3
Tobacco ..............................................  0.3
Automobile ...........................................  0.2
Diversified Operations ...............................  0.2
Retail - Food Chain ..................................  0.2
Chemical .............................................  0.1
Healthcare - Biomedical/Genetic ......................  0.1
Short-Term Investments ............................... 13.7
Other Assets and Liabilities, Net ....................  5.0
                                                      ------
Total                                                 100.0%
                                                      ======


LEGEND
------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  Restricted security.

All principal amounts and costs are stated in thousands.
Percentages are stated as a percent of net assets.

CURRENCY ABBREVIATIONS
----------------------
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
DEM German Mark
DKK Danish Krona
ESP Spanish Peseta
FIM Finish Mark
FRF French Franc
GBP British Pound
IDR Indonesian Rupiah
IEP Irish Punt
ITL Italian Lira
JPY Japanese Yen
NZD New Zealand Dollar
SEK Swedish Krona
THB Thailand Baht
USD United States Dollar
ZAR South African Rand


                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

----------------------------------------------------------------------------------------------------------------------------------
April 30, 1997 (Unaudited)
                                                                                        (In Thousands, Except Per Share Amounts)
                                                                                        STRONG SHORT-TERM     STRONG INTERNATIONAL
                                                                                        GLOBAL BOND FUND            BOND FUND
                                                                                        -----------------      --------------------
ASSETS:
   Investments in Securities, at Value (Cost of $86,601 and $32,993, respectively)           $ 86,087                $32,658
   Receivable from Brokers for Securities and Forward Foreign Currency Contracts Sold             445                    365
   Receivable for Fund Shares Sold                                                                 35                      6
   Interest Receivable                                                                            923                    526
   Other Assets                                                                                    --                     18
                                                                                             --------                -------
   Total Assets                                                                                87,490                 33,573
LIABILITIES:
   Payable to Brokers for Securities and Forward Foreign Currency Contracts Purchased           6,564                  2,723
   Payable for Fund Shares Redeemed                                                                --                      4
   Accrued Operating Expenses and Other Liabilities                                               131                     97
                                                                                             --------                -------
   Total Liabilities                                                                            6,695                  2,824
                                                                                             --------                -------
NET ASSETS                                                                                   $ 80,795                $30,749
                                                                                             ========                =======
Capital Shares Outstanding (Unlimited Number Authorized)                                        7,518                  2,805

NET ASSET VALUE PER SHARE                                                                      $10.75                 $10.96
                                                                                               ======                 ======



                                                                                      STRONG INTERNATIONAL         STRONG ASIA
                                                                                           STOCK FUND             PACIFIC FUND
                                                                                      --------------------        -------------
ASSETS:
   Investments in Securities, at Value (Cost of $294,703 and $60,590, respectively)          $281,781                $53,672
   Receivable from Brokers for Securities and Forward Foreign Currency Contracts Sold           7,484                  1,239
   Receivable for Fund Shares Sold                                                                 76                    943
   Dividends and Interest Receivable                                                            1,104                    178
   Other Assets                                                                                 1,188                  1,381
                                                                                             --------                -------
   Total Assets                                                                               291,633                 57,413
LIABILITIES:
   Payable to Brokers for Securities and Forward Foreign Currency Contracts Purchased           2,383                    775
   Payable for Fund Shares Redeemed                                                                16                      3
   Accrued Operating Expenses and Other Liabilities                                               303                    136
                                                                                             --------                -------
   Total Liabilities                                                                            2,702                    914
                                                                                             --------                -------
NET ASSETS                                                                                   $288,931                $56,499
                                                                                             ========                =======
Capital Shares Outstanding (Unlimited Number Authorized)                                       21,052                  6,056

NET ASSET VALUE PER SHARE                                                                      $13.72                  $9.33
                                                                                               ======                  =====


                                                  See notes to financial statements.


                                                                                                                               21

STATEMENTS OF OPERATIONS

---------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30, 1997 (Unaudited)
                                                                                                    (In Thousands)
                                                                                        STRONG SHORT-TERM     STRONG INTERNATIONAL
                                                                                        GLOBAL BOND FUND            BOND FUND
                                                                                        -----------------      --------------------
INCOME:
   Interest                                                                                  $ 2,944                 $1,375
   Dividends                                                                                      63                     27
                                                                                             -------                 ------
   Total Income                                                                                3,007                  1,402
EXPENSES:
   Investment Advisory Fees                                                                      231                    114
   Custodian Fees                                                                                 57                     49
   Shareholder Servicing Costs                                                                    63                     57
   Federal and State Registration Fees                                                            10                     28
   Other                                                                                          30                     23
                                                                                             -------                 ------
   Total Expenses before Waivers and Absorptions                                                 391                    271
   Voluntary Expense Waivers and Absorptions by Advisor                                         (147)                  (162)
                                                                                             -------                 ------
   Expenses, Net                                                                                 244                    109
                                                                                             -------                 ------
NET INVESTMENT INCOME                                                                          2,763                  1,293

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                                                 597                    523
     Futures Contracts, Options and Forward Foreign Currency Contracts                           832                 (1,766)
     Foreign Currencies                                                                           (8)                    14
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                              (1,575)                (1,242)
     Futures Contracts, Options and Forward Foreign Currency Contracts                           333                   (880)
     Foreign Currencies                                                                          (57)                   (41)
                                                                                             -------                 -------
NET GAIN (LOSS)                                                                                  122                 (3,392)
                                                                                             -------                 -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              $ 2,885                ($2,099)
                                                                                             =======                 =======


                                                                                      STRONG INTERNATIONAL         STRONG ASIA
                                                                                           STOCK FUND             PACIFIC FUND
                                                                                      --------------------        -------------
INCOME:
   Dividends (net of withholding taxes of $262 and $64, respectively)                        $ 3,084                 $  509
   Interest                                                                                      716                    228
                                                                                             -------                 ------
   Total Income                                                                                3,800                    737
EXPENSES:
   Investment Advisory Fees                                                                    1,488                    323
   Custodian Fees                                                                                261                    108
   Shareholder Servicing Costs                                                                   442                    138
   Reports to Shareholders                                                                        93                     37
   Other                                                                                          58                     42
                                                                                             -------                 ------
   Total Expenses                                                                              2,342                    648
                                                                                             -------                 ------
NET INVESTMENT INCOME                                                                          1,458                     89

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                                              11,241                    952
     Futures Contracts, Options and Forward Foreign Currency Contracts                         1,842                    (77)
     Foreign Currencies                                                                          (12)                    (5)
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                               3,429                 (1,000)
     Futures Contracts, Options and Forward Foreign Currency Contracts                           431                     (7)
     Foreign Currencies                                                                          (28)                    (9)
                                                                                             -------                 ------
NET GAIN (LOSS)                                                                               16,903                   (146)
                                                                                             -------                 ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              $18,361                ($   57)
                                                                                             =======                ========


                                                  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------------

                                                                                          (In Thousands)

                                                                        STRONG SHORT-TERM                STRONG INTERNATIONAL
                                                                        GLOBAL BOND FUND                       BOND FUND
                                                                -------------------------------    ------------------------------
                                                                SIX MONTHS ENDED   YEAR ENDED      SIX MONTHS ENDED  YEAR ENDED
                                                                 APRIL 30, 1997   OCT. 31, 1996     APRIL 30, 1997  OCT. 31, 1996
                                                                ----------------  -------------    ---------------- -------------
                                                                   (UNAUDITED)                        (UNAUDITED)
OPERATIONS:
   Net Investment Income                                            $  2,763        $  2,826            $ 1,293        $ 2,021
   Net Realized Gain (Loss)                                            1,421             190             (1,229)          (213)
   Change in Unrealized Appreciation/Depreciation                     (1,299)            917             (2,163)           444
                                                                    --------        --------            -------        -------
   Increase (Decrease) in Net Assets Resulting from Operations         2,885           3,933             (2,099)         2,252

CAPITAL SHARE TRANSACTIONS                                             9,832          44,452              2,376          8,765

DISTRIBUTIONS:
   From Net Investment Income                                         (2,795)         (2,683)              (585)        (1,116)
   From Net Realized Gains                                                --              --                (42)          (137)
                                                                    --------        --------            -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                9,922          45,702               (350)         9,764

NET ASSETS:
   Beginning of Period                                                70,873          25,171             31,099         21,335
                                                                    --------        --------            -------        -------
   End of Period                                                    $ 80,795        $ 70,873            $30,749        $31,099
                                                                    ========        ========            =======        =======



                                                                      STRONG INTERNATIONAL                    STRONG ASIA
                                                                           STOCK FUND                        PACIFIC FUND
                                                                -------------------------------    ------------------------------
                                                                SIX MONTHS ENDED   YEAR ENDED      SIX MONTHS ENDED  YEAR ENDED
                                                                 APRIL 30, 1997   OCT. 31, 1996     APRIL 30, 1997  OCT. 31, 1996
                                                                ----------------  -------------    ---------------- -------------
                                                                   (UNAUDITED)                        (UNAUDITED)
OPERATIONS:
   Net Investment Income                                            $  1,458        $  1,844            $    89        $   125
   Net Realized Gain                                                  13,071          26,382                870          4,172
   Change in Unrealized Appreciation/Depreciation                      3,832          (9,644)            (1,016)        (2,446)
                                                                    --------        --------            -------        -------
   Increase (Decrease) in Net Assets Resulting from Operations        18,361          18,582                (57)         1,851

CAPITAL SHARE TRANSACTIONS                                           (15,147)         84,288            (14,597)        18,249

DISTRIBUTIONS:
   From Net Investment Income                                         (1,171)         (1,929)               (20)          (125)
   In Excess of Net Investment Income                                     --          (8,449)                --         (2,584)
   From Net Realized Gains                                           (17,009)             --               (866)            --
                                                                    --------        --------            -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (14,966)         92,492            (15,540)        17,391

NET ASSETS:
   Beginning of Period                                               303,897         211,405             72,039         54,648
                                                                    --------        --------            -------        -------
   End of Period                                                    $288,931        $303,897            $56,499        $72,039
                                                                    ========        ========            =======        =======


                                                 See notes to financial statements.


                                                                                                                               23

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

1.   ORGANIZATION
     The Strong International Funds consist of Strong Short-Term Global Bond Fund, Inc., Strong International Bond Fund, Inc., Strong International Stock Fund, Inc. and Strong Asia Pacific Fund, Inc. The Funds are separately incorporated, diversified and non-diversified, open-end management investment companies registered under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A)  Security  Valuation--  Portfolio  securities  traded  primarily  on  a principal securities exchange are valued at the last reported sales price, or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at either the mean of the latest bid and asked prices or at the latest reported sales price, depending on local convention or regulation. Securities for which market quotations are not readily available, when held by the Funds, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at April 30, 1997 were as follows:

                                                  STRONG SHORT-TERM   STRONG INTERNATIONAL     STRONG INTERNATIONAL    STRONG ASIA
                                                  GLOBAL BOND FUND          BOND FUND                STOCK FUND        PACIFIC FUND
                                                  ----------------    --------------------     --------------------    ------------
           Aggregate Cost                             $11,581                $3,013                   $10,248             $2,041
           Aggregate Fair Value                        11,750                 3,099                    12,372              2,183
           Percent of Net Assets                        14.5%*                10.1%*                     4.3%               3.9%

          * Of these securities,  which are restricted from resale, 88% and 65%, for Strong Short-Term Global Bond Fund and Strong
          International Bond Fund, respectively, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Funds' Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

--------------------------------------------------------------------------------

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets, forward foreign currency exchange contracts and other similar instruments for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   NET ASSETS
     Net assets as of April 30, 1997 were as follows (in thousands):

                                                  STRONG SHORT-TERM   STRONG INTERNATIONAL     STRONG INTERNATIONAL    STRONG ASIA
                                                  GLOBAL BOND FUND          BOND FUND               STOCK FUND         PACIFIC FUND
                                                  ----------------    --------------------     --------------------    ------------
     Capital Stock                                    $79,183               $31,565                  $288,710             $62,702
     Undistributed Net Investment Income (Loss)           431                 1,670                       246                  (5)
     Undistributed Net Realized Gain (Loss)             1,347                (1,215)                   12,780                 753
     Net Unrealized Depreciation                         (166)               (1,271)                  (12,805)             (6,951)
                                                      -------               -------                  --------             -------
                                                      $80,795               $30,749                  $288,931             $56,499
                                                      =======               =======                  ========             =======

4.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds for the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows (in thousands):

                                                                             1997                               1996
                                                                      -------------------                ------------------
                                                                      SHARES      DOLLARS                SHARES     DOLLARS
                                                                      ------      -------                ------     -------
     STRONG SHORT-TERM GLOBAL BOND FUND
     Shares Sold                                                       5,148     $ 55,500                 7,520     $ 79,731
     Dividends Reinvested                                                246        2,628                   234        2,465
     Shares Redeemed                                                  (4,478)     (48,296)               (3,559)     (37,744)
                                                                     -------     --------                ------     --------
                                                                         916     $  9,832                 4,195     $ 44,452
                                                                     =======     ========                ======     ========

     STRONG INTERNATIONAL BOND FUND
     Shares Sold                                                       1,047     $ 12,187                 2,700     $ 31,035
     Dividends Reinvested                                                 50          589                   105        1,203
     Shares Redeemed                                                    (911)     (10,400)               (2,045)     (23,473)
                                                                       -----     --------                ------     --------
                                                                         186     $  2,376                   760     $  8,765
                                                                       =====     ========                ======     ========

     STRONG INTERNATIONAL STOCK FUND
     Shares Sold                                                       8,126     $112,477                20,236     $288,061
     Dividends Reinvested                                              1,345       17,736                   725       10,102
     Shares Redeemed                                                 (10,516)    (145,360)              (15,083)    (213,875)
                                                                     -------    ---------               -------     --------
                                                                      (1,045)   ($ 15,147)                5,878     $ 84,288
                                                                     =======    =========               =======     ========

     STRONG ASIA PACIFIC FUND
     Shares Sold                                                       4,790     $ 45,808                13,443     $134,865
     Dividends Reinvested                                                 90          856                   266        2,633
     Shares Redeemed                                                  (6,395)     (61,261)              (11,861)    (119,249)
                                                                      ------    ---------               -------     --------
                                                                      (1,515)   ($ 14,597)                1,848     $ 18,249
                                                                      ======    =========               =======     ========


                                                                                                                                25

--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Short-Term Global Bond Fund .625%, Strong International Bond Fund .70%, Strong International Stock Fund and Strong Asia Pacific Fund 1.00%. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash reserves in money market funds sponsored and managed by Strong Capital Management, Inc., subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, the Advisor remits to each Fund an amount equal to all fees otherwise due to them under their investment advisory agreement for the assets invested in such money market funds.

     Certain information regarding related party transactions for the six months ended April 30, 1997 is as follows (in thousands):

                                                  STRONG SHORT-TERM   STRONG INTERNATIONAL     STRONG INTERNATIONAL     STRONG ASIA
                                                  GLOBAL BOND FUND          BOND FUND               STOCK FUND         PACIFIC FUND
                                                  ----------------    --------------------     --------------------    ------------
     Payable to Advisor at April 30, 1997              $63                   $67                       $14                 $19
     Other Shareholder Servicing
       Expenses Paid to Advisor                          1                     1                         7                   3
     Unaffiliated Directors' Fees                        1                     1                         2                   1

6.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term  securities for the six months ended April 30, 1997 were as follows (in thousands):
                                                  STRONG SHORT-TERM   STRONG INTERNATIONAL     STRONG INTERNATIONAL    STRONG ASIA
                                                  GLOBAL BOND FUND          BOND FUND               STOCK FUND         PACIFIC FUND
                                                  ----------------    --------------------     --------------------    ------------
     Purchases:
       U.S. Government and Agency                    $   808                    __                         __                 __
       Other                                          64,263               $30,182                   $165,130            $23,707

     Sales:
       U.S. Government and Agency                      3,403                 1,226                         __                 __
       Other                                          54,477                29,251                    195,707             40,787

7.   INCOME TAX INFORMATION

     At April 30, 1997, the investment  cost and gross  unrealized  appreciation and  depreciation  on  investments  for federal income tax purposes were as follows (in thousands):

                                                  STRONG SHORT-TERM   STRONG INTERNATIONAL     STRONG INTERNATIONAL    STRONG ASIA
                                                  GLOBAL BOND FUND          BOND FUND               STOCK FUND         PACIFIC FUND
                                                  ----------------    --------------------     --------------------    ------------
     Aggregate Investment Cost                       $86,602                $33,008                   $294,715            $60,595
                                                     =======                =======                   ========            =======
     Aggregate Unrealized:
       Appreciation                                  $   436                $   444                   $ 24,612            $ 3,941
       Depreciation                                     (951)                  (794)                   (37,546)           (10,864)
                                                     -------               --------                  ----------
                                                     $   515               ($   350)                 ($ 12,934)          ($ 6,923)
                                                     =======               ========                   =========           ========

     Capital Loss Carryovers
       (at October 31, 1996)                         $    19                $    __                   $     __            $    __
                                                     =======               ========                   =========           ========

     Capital loss carryovers expire in varying amounts through 2003.

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------

STRONG SHORT-TERM GLOBAL BOND FUND
-------------------------------------------------------------------------------------------------------------
                                                            SELECTED PER-SHARE DATA(a)
                 --------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                            ----------------------------------  --------------------------------
                                       Net Realized
                 Net Asset            and Unrealized   Total               In Excess               Net Asset
                   Value,      Net        Gains        from      From Net   of Net                    Value,
                 Beginning  Investment  (Losses)on   Investment Investment Investment    Total       End of
                 of Period   Income    Investments   Operations   Income     Income   Distributions  Period

April 30, 1997 (b) $10.74    $0.39       $0.03        $0.42      ($0.41)      __       ($0.41)      $10.75
Oct. 31, 1996       10.46     0.71        0.34         1.05       (0.77)      __        (0.77)       10.74
Oct. 31, 1995 (c)   10.15     0.65        0.20         0.85       (0.54)      __        (0.54)       10.46
Dec. 31, 1994 (d)   10.00     0.35        0.16         0.51       (0.35)   ($0.01)      (0.36)       10.15


STRONG SHORT-TERM GLOBAL BOND FUND (continued)

------------------------------------------------------------------------------------------
                                     RATIOS AND SUPPLEMENTAL DATA
                   -----------------------------------------------------------------------
                             Net                 Ratio of Expenses  Ratio of Net
                            Assets,   Ratio of    to Average Net     Investment
                            End of    Expenses    Assets Without       Income    Portfolio
                   Total  Period (In  to Average   Waivers and       to Average  Turnover
                  Return   Millions)  Net Assets   Absorptions       Net Assets    Rate

April 30, 1997(b)  +3.9%    $81         0.7%*         1.1%*           7.4%*        98.0%
Oct. 31, 1996     +10.4%     71         0.0%          1.5%            7.4%        179.7%
Oct. 31, 1995(c)   +8.5%     25         0.0%*         2.0%*           8.2%*       437.3%
Dec. 31, 1994(d)   +5.1%     20         0.0%*         1.7%*           7.7%*       287.8%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1997 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(c) Total return and portfolio turnover rate are not annualized.
(d) Inception date is March 31, 1994.  Total return and portfolio turnover rate are not annualized.



STRONG INTERNATIONAL BOND FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                            SELECTED PER-SHARE DATA(a)
                 -----------------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                            ----------------------------------  -----------------------------------------
                                       Net Realized
                 Net Asset            and Unrealized   Total               In Excess            In Excess              Net Asset
                   Value,      Net        Gains        from      From Net   of Net    From Net   of Net                 Value,
                 Beginning  Investment  (Losses)on   Investment Investment Investment Realized  Realized     Total      End of
                 of Period   Income    Investments   Operations   Income     Income    Gains     Gains   Distributions  Period

April 30, 1997 (b) $11.87    $0.43       ($1.13)     ($0.70)    ($0.20)        __     ($0.01)      __      ($0.21)      $10.96
Oct. 31, 1996       11.48     0.80         0.15        0.95      (0.50)        __      (0.06)      __       (0.56)       11.87
Oct. 31, 1995 (c)   10.36     0.78         1.00        1.78      (0.66)        __        __        __       (0.66)       11.48
Dec. 31, 1994 (d)   10.00     0.46         0.40        0.86      (0.46)     ($0.02)      __      ($0.02)    (0.50)       10.36


STRONG INTERNATIONAL BOND FUND (continued)

-------------------------------------------------------------------------------------------
                                     RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------------
                             Net                 Ratio of Expenses  Ratio of Net
                            Assets,   Ratio of    to Average Net     Investment
                            End of    Expenses    Assets Without       Income    Portfolio
                   Total  Period (In  to Average   Waivers and       to Average  Turnover
                  Return   Millions)  Net Assets   Absorptions       Net Assets    Rate

April 30, 1997(b)  -6.0%    $31         0.7%*        1.7%*             7.9%*       112.3%
Oct. 31, 1996      +8.6%     31         0.0%         1.8%              7.4%        258.3%
Oct. 31, 1995 (c) +17.3%     21         0.0%*        2.0%*             8.3%*       473.3%
Dec. 31, 1994 (d)  +8.7%     10         0.0%*        2.0%*             7.9%*       679.3%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 1997 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(c) Total return and portfolio turnover rate are not annualized.
(d) Inception date is March 31, 1994.  Total return and portfolio turnover rate are not annualized.

                                                                                                                                27

----------------------------------------------------------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                            SELECTED PER-SHARE DATA(a)
                 -----------------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                            ----------------------------------  ------------------------------------------------------
                                       Net Realized
                 Net Asset            and Unrealized   Total               In Excess            In Excess              Net Asset
                   Value,      Net        Gains        from      From Net   of Net    From Net   of Net                 Value,
                 Beginning  Investment  (Losses)on   Investment Investment Investment Realized  Realized     Total      End of
                 of Period   Income    Investments   Operations   Income     Income    Gains     Gains   Distributions  Period

April 30, 1997(c)  $13.75    $0.07        $0.77        $0.84     ($0.06)         __    ($0.81)      __      ($0.87)     $13.72
Oct. 31, 1996       13.03     0.17         1.11         1.28      (0.18)     ($0.38)      __        __       (0.56)      13.75
Oct. 31, 1995(d)    12.65     0.08         0.37         0.45      (0.07)         __       __        __       (0.07)      13.03
Dec. 31, 1994       14.18     0.06        (0.27)       (0.21)     (0.01)         __     (1.25)   ($0.06)     (1.32)      12.65
Dec. 31, 1993        9.77       __         4.66         4.66        __        (0.02)    (0.23)      __       (0.25)      14.18
Dec. 31, 1992(e)    10.00     0.05        (0.23)       (0.18)     (0.05)         __        __       __       (0.05)       9.77


STRONG INTERNATIONAL STOCK FUND (continued)

-----------------------------------------------------------------------------------
                                     RATIOS AND SUPPLEMENTAL DATA
                   ----------------------------------------------------------------
                             Net                  Ratio of Net
                            Assets,   Ratio of     Investment              Average
                            End of    Expenses       Income    Portfolio  Commission
                   Total  Period (In  to Average   to Average  Turnover     Rate
                  Return   Millions)  Net Assets   Net Assets    Rate      Paid(b)

April 30, 1997(c)  +6.3%    $289        1.6%*        1.0%*       60.1%    $0.0014
Oct. 31, 1996      +9.8%     304        1.7%         0.6%       108.6%     0.0166
Oct. 31, 1995(d)   +3.6%     211        1.8%*        0.8%*      102.0%
Dec. 31, 1994      -1.6%     258        1.7%         0.3%       136.5%
Dec. 31, 1993     +47.8%     128        1.9%        (0.3%)      139.9%
Dec. 31, 1992(e)   -1.8%      13        2.0%*        0.8%*       20.8%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended April 30, 1997 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(d) Total return and portfolio turnover rate are not annualized.
(e) Inception date is March 4, 1992.  Total return and portfolio turnover rate are not annualized.



STRONG ASIA PACIFIC FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                            SELECTED PER-SHARE DATA(a)
                 -----------------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                            ----------------------------------  -----------------------------------------------------
                                       Net Realized
                 Net Asset            and Unrealized   Total               In Excess            In Excess              Net Asset
                   Value,      Net        Gains        from      From Net   of Net    From Net   of Net                 Value,
                 Beginning  Investment  (Losses)on   Investment Investment Investment Realized  Realized     Total      End of
                 of Period   Income    Investments   Operations   Income     Income    Gains     Gains   Distributions  Period
April 30, 1997(c)  $9.51     $0.01       ($0.07)      ($0.06)        __         __     ($0.12)     __      ($0.12)       $9.33
Oct. 31, 1996       9.55      0.06         0.31         0.37     ($0.06)    ($0.35)       __       __       (0.41)        9.51
Oct. 31, 1995(d)    9.35      0.04         0.20         0.24      (0.03)     (0.01)       __       __       (0.04)        9.55
Dec. 31, 1994      10.00      0.05        (0.57)       (0.52)     (0.01)        __        __    ($0.12)     (0.13)        9.35


STRONG ASIA PACIFIC FUND (continued)
-----------------------------------------------------------------------------------
                                     RATIOS AND SUPPLEMENTAL DATA
                   ----------------------------------------------------------------
                             Net                  Ratio of Net
                            Assets,   Ratio of     Investment              Average
                            End of    Expenses       Income    Portfolio  Commission
                   Total  Period (In  to Average   to Average  Turnover     Rate
                  Return   Millions)  Net Assets   Net Assets    Rate      Paid(b)

April 30, 1997(c)  -0.7%    $56         2.0%*        0.3%*       42.5%    $0.0070
Oct. 31, 1996      +3.8%     72         2.3%         0.2%        91.4%     0.0104
Oct. 31, 1995(d)   +2.6%     55         2.0%*        0.5%*      104.3%
Dec. 31, 1994      -5.3%     58         2.0%         0.6%       103.3%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended April 30, 1997 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(d) Total return and portfolio turnover rate are not annualized.


                                    DIRECTORS
                                Richard S. Strong
                                 John Dragisic
                                Willie D. Davis
                                Stanley Kritzik
                                Marvin E. Nevins
                                William F. Vogt


                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                            John Dragisic, President
                       Lawrence A. Totsky, Vice President
                        Thomas P. Lemke, Vice President
                        John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                          John A. Flanagan, Treasurer


                               INVESTMENT ADVISOR
                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   DISTRIBUTOR
                        Strong Funds Distributors, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                    CUSTODIAN
                       Brown Brothers Harriman & Company
                  40 Water Street, Boston, Massachusetts 02109

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
             411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                              www.strong-funds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 52109E97              97SINT